SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No. 26                                  [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 30                                                 [X]

                        (Check appropriate box or boxes.)


            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
       _________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                  4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (816) 531-5575


         William M. Lyons, 4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
                     (Name and Address of Agent for Service)

         Approximate Date of Proposed Public Offering: December 14, 1998

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[left margin]

[american century logo(reg.sm)]
American
Century



PROSPECTUS

December 14, 1998

AMERICAN CENTURY

California Tax-Free Money Market Fund
California Municipal Money Market Fund
California Limited-Term Tax-Free Fund
California Intermediate-Term Tax-Free Fund
California Long-Term Tax-Free Fund
California Insured Tax-Free Fund
California High-Yield Municipal Fund

INVESTOR CLASS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Distributed by Funds Distributor, Inc.


[inside front cover]

Dear Investor,

American Century prospectuses have a new personality, highlighted by easy-to-read and easy-to-understand language. Designed with you, the investor, in mind, the new prospectus provides comprehensive fund information that doesn't get lost in lengthy, technical language. As you read through this prospectus, please take note of the many improvements we've made, especially:

            * A less-cluttered, larger-sized booklet

            * A new section that discusses a fund's risk and return potential

            * A new fund performance section that shows a fund's returns from year to year

            * Charts and tables that help illustrate important information about the funds

            * Key information and definitions highlighted in the margins

The prospectus is your tool to understanding American Century funds. If you have questions or comments about the prospectus, please give us a call. You can reach one of our Investor Services Representatives at 1-800-345-2021 weekdays, 7 a.m. to 7 p.m. Central time.

Sincerely,


/s/Mark Killen
Mark Killen
Senior Vice President
American Century Investment Services, Inc.




Table of Contents

An Overview of the Funds.......................................................2

Fees and Expenses..............................................................3

Detailed Information about the Funds...........................................4

         California Tax-Free Money Market Fund
         California Municipal Money Market Fund................................4

         California Limited-Term Tax-Free Fund
         California Intermediate-Term Tax-Free Fund
         California Long-Term Tax-Free Fund....................................6

California Insured Tax-Free Fund...............................................8

California High-Yield Municipal Fund..........................................10

Basics of Fixed Income Investing..............................................12

Management....................................................................15

How to Invest in American Century.............................................18

Share Price and Distributions.................................................21

Taxes.........................................................................22

Financial Highlights..........................................................23


Fund Reference
                                        Fund Code    Ticker    Newspaper Listing
--------------------------------------------------------------------------------
California Tax-Free Money Market        930          BCTXX     BenhmCaTF
--------------------------------------------------------------------------------
California Municipal Money Market       935          BNCXX     BenhmCaMu
--------------------------------------------------------------------------------
California Limited-Term Tax-Free        936          BCSTX     CALtdTxF
--------------------------------------------------------------------------------
California Intermediate-Term Tax-Free   931          BCITX     CAIntTxF
--------------------------------------------------------------------------------
California Long-Term Tax-Free           932          BCLTX     CALgTxF
--------------------------------------------------------------------------------
California Insured Tax-Free             934          BCINX     CAInsTxF
--------------------------------------------------------------------------------
California High-Yield Municipal         933          BCHYX     CAHYldMu


[LEFT MARGIN CALLOUTS]

Throughout this book you'll find definitions to key investment terms and phrases. When you see a word printed in green italics, look for its definition in the left margin.

[pointed index finger] This symbol highlights special information and helpful tips.



An Overview of the Funds

What are the funds' investment goals?

These conservatively managed funds seek income that is exempt from federal and California income tax. They also attempt to protect the value of your investments.

What are the funds' primary investments and risks?

The funds invest in debt securities issued by cities, counties and other California municipalities. Each of the funds invests in different types of these municipal debt securities and involves different risks. The chart below shows the primary differences among the funds. Additional important information about the funds' investment strategies and risks begins on page 4.

                    Fund                     Primary Investments                            Primary Risks
                    ------------------------ ---------------------------------------------- --------------------------------
Lower Income        California Tax-Free      High-quality, very short term debt securities  California economic risk
More Liquid         Money Market Fund                                                       Some credit risk
Shorter Term        ------------------------ ---------------------------------------------- --------------------------------
                    California Municipal     High-quality, very short term debt             California economic risk
                    Money Market Fund        securities, including private activity bonds   Some credit risk
                    ------------------------ ---------------------------------------------- --------------------------------
                    California               Quality debt securities that mature in one     California economic risk
                    Limited-Term Tax-Free    to five years                                  Credit risk
                    Fund                                                                    Some interest rate risk
                    ------------------------ ---------------------------------------------- --------------------------------
                    California               Quality debt securities that mature in four    California economic risk
                    Intermediate-Term        or more years                                  Credit risk
                    Tax-Free Fund                                                           Interest rate risk
                    ------------------------ ---------------------------------------------- --------------------------------
                    California Long-Term     Quality debt securities that mature in seven   California economic risk
                    Tax-Free Fund            or more years                                  Credit risk
                                                                                            High interest rate risk
                    ------------------------ ---------------------------------------------- --------------------------------
                    California Insured       Quality debt securities that are covered by    California economic risk
                    Tax-Free Fund            insurance that guarantees interest and         Some credit risk
                                             principal payments                             High interest rate risk
                    ------------------------ ---------------------------------------------- --------------------------------
Higher Income       California High-Yield    Debt securities that provide high income,      California economic risk
Less Liquid         Municipal Fund           including non-investment grade debt            High credit risk
Longer Term                                  securities and private activity bonds          High interest rate risk


Who may want to invest in the funds?

The funds may be a good investment if you are

    *   a California resident or taxpayer

    *   seeking current tax-free income

    *   comfortable with risk based on California's economy

    *   comfortable with the funds' other investment risks


Who may not want to invest in the funds?

The funds may not be a good investment if you are

    *   investing through an IRA or other tax-advantaged retirement plan

    *   investing for long-term growth

    *   looking for the added security of FDIC insurance

[LEFT MARGIN CALLOUTS]

An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.



2        American Century Investments                             1-800-345-2021


Fees and Expenses

There are no sales loads or fees or other charges

    *   to buy fund shares directly from American Century

    *   to reinvest dividends in additional shares

    * to exchange into the Investor Class shares of other American Century funds.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

Annual Operating Expenses (expenses that are deducted from fund assets)

                                            Management       Distribution and         Other          Total Annual Fund
                                            Fee(1)           Service (12b-1) Fees     Expenses(2)    Operating Expenses
------------------------------------------- ---------------- ------------------------ -------------- -----------------------
California Tax-Free Money Market            0.50%            None                     0.00%          0.50%
California Municipal Money Market
------------------------------------------- ---------------- ------------------------ -------------- -----------------------
California Limited-Term Tax-Free            0.51%            None                     0.00%          0.51%
California Intermediate-Term Tax-Free
California Long-Term Tax-Free
California Instured Tax-Free
------------------------------------------- ---------------- ------------------------ -------------- -----------------------
California High-Yield Municipal             0.54%            None                     0.00%          0.54%

1 Based upon fund assets at August 31, 1998. The funds have a stepped fee schedule, as a result, the funds' management fees generally decrease as fund assets increase. Please consult the Statement of Additional Information for more details about the funds' management fees.

2   Other  expenses,   which  include  the  fees  and  expenses  of  the  funds'
    independent  trustees,  their  legal  counsel,  interest  and  extraordinary expenses, were less than 0.005% for the most recent fiscal year.

Examples of Hypothetical Fund Costs

The examples in the table below are intended to help you compare the costs of investing in a fund with those of other mutual funds. Assuming you

    *   invest $10,000 in the fund

    *   redeem all of your shares at the end of the periods shown below

    *   earn a 5% return each year and

    *   incur the same operating expenses shown above,

your cost of investing in the fund would be:

                                             1 Year             3 Years             5 Years             10 Years
-------------------------------------------- ------------------ ------------------- ------------------- -------------------
California Tax-Free Money Market             $50                $160                $280                $630
California Municipal Money Market
-------------------------------------------- ------------------ ------------------- ------------------- -------------------
California Limited-Term Tax-Free             $51                $168                $290                $640
California Intermediate-Term Tax-Free
California Long-Term Tax-Free
California Instured Tax-Free
-------------------------------------------- ------------------ ------------------- ------------------- -------------------
California High-Yield Municipal              $54                $173                $300                $670

[LEFT MARGIN CALLOUTS]

[pointed index finger] Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.


www.americancentury.com                     American Century Investments       3


Detailed Information about the Funds

California Tax-Free Money Market Fund
California Municipal Money Market Fund

What are the funds' investment objectives?

These money market funds seek safety of principal and high current income that is exempt from federal and California income taxes. This is a fundamental policy and cannot be changed without shareholder approval.

How do the funds implement their investment objectives?

The funds invest in high quality, very short-term debt securities that produce income that is exempt from California state and federal income taxes. The weighted average maturity of the funds is 90 days or less.

What is the difference between the two funds?

    * California Tax-Free Money Market's income is exempt from all federal income taxes.

    * California Municipal Money Market's income is exempt from regular federal income taxes, but not necessarily the alternative minimum tax.

What kinds of debt securities do the funds buy?

The funds buy high quality, very short-term debt securities with income payments exempt from California and federal income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects, such as schools and roads.

California Municipal Money Market also buys high quality, very short-term debt securities whose payments are exempt from California and regular federal income taxes, but not the federal alternative minimum tax. Cities, counties and other municipalities in California usually issue these securities (called private activity bonds) to fund for-profit private projects, such as athletic stadiums and hospitals.

What are the primary risks of investing in the funds?

Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.

Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

[LEFT MARGIN CALLOUTS]

[pointed index finger] Income from California Municipal Money Market may be subject to the alternative minimum tax, which is described under the heading "Taxes" on page 23.

[pointed index finger] Weighted average maturity is a measure of a fund's interest rate sensitivity. It is discussed on page 11.

A high quality debt security is one that has been determined to be in the top two credit quality categories. This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the fund's credit quality standards are described in the funds' Statement of Additional Information.


4        American Century Investments                             1-800-345-2021


Fund Performance History

The performance information on this page is designed to help you how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

Annual Total Returns

The following bar chart shows the performance of the funds' Investor Class shares for each of the last 10 calendar years (or for each full year in the life of the fund if less than 10 years). It indicates the volatility of the funds' historical returns from year to year.

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR CALIFORNIA TAX-FREE MONEY MARKET AND 7 YEAR ANNUAL TOTAL RETURNS FOR CALIFORNIA MUNICIPAL MONEY MARKET; UPDATED FIGURES NOT AVAILABLE]

Highest and Lowest Quarterly Returns
The highest and lowest returns of the funds' Investor Class shares for a calendar quarter during the last 10 calendar years (or during the life of the fund if less than 10 years) are provided below to indicate the funds' historical short-term volatility.

[GRAPH DEPICTING HIGHEST AND LOWEST RETURNS FOR CALIFORNIA TAX-FREE MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET; UPDATED FIGURES NOT AVAILABLE]

Average Annual Returns

The following table shows the average annual returns of the funds' Investor Class shares for the periods indicated during the last 10 calendar years. A benchmark is included for performance comparison. The benchmark is an unmanaged index that has no operating costs.

                                       1 year   5 years   10 years Life of Fund*
--------------------------------------------------------------------------------
California Tax-Free Money Market .....  3.17%     3.12%     3.31%     3.33%
                                                                      ----
                                                                      ----
California Municipal Money Market ....  3.15%     3.23%     3.35%     3.35%
                                                                      ----
                                                                      ----
Index Performance ....................  ?.??%     ?.??%     ?.??%     ?.??%

* The inception dates for the funds are: Tax-Free Money Market, November 9, 1983; and Municipal Money Market, December 31, 1991.

[LEFT MARGIN CALLOUTS]

The funds' total returns for the period from January 1, 1998 to September 30, 1998 are:

California Tax-Free Money Market      X.XX%
------------------------------------- -----
California Municipal Money Market     X.XX%

[pointed index finger] For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.


www.americancentury.com                     American Century Investments       5


California Limited-Term Tax-Free Fund
California Intermediate-Term Tax-Free Fund
California Long-Term Tax-Free Fund

What are the funds' investment objectives?

These funds seek safety of principal and high current income that is exempt from federal and California income taxes.

How do the funds implement their investment objectives?

The funds invest in quality debt securities of differing maturities. The income from these securities is exempt from California state and federal income taxes.

What is the difference between the three funds?

The funds differ in the maturity of the debt securities they purchase. This difference is shown on the chart to the right.

                                                  Typical Maturity  of Investments    Weighted Average Maturity
---------------------------------------------------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund             1-5 years                           1-5 years
---------------------------------------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Free Fund        4 or more years                     5-10 years
---------------------------------------------------------------------------------------------------------------------------
California Long-Term Tax-Free Fund                7 or more years                     10 or more years

What kinds of debt securities do the funds buy?

The funds primarily buy quality debt securities whose income payments are exempt from California and federal income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects.

The funds may also use futures contracts and options to pursue their investment objectives. For more information, please see the Statement of Additional Information.

During unusual market conditions, the funds are permitted to keep a significant amount of their assets in cash or cash equivalents. If they do, they may not achieve their investment objectives and may generate taxable income.

What are the primary risks of investing in the funds?

The funds have different weighted average maturities. Because of this, the funds will respond differently to changes in interest rates. Funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of the funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the funds invest primarily in California municipal securities, they will be sensitive to events that affect California's economy. They may be riskier than funds that invest in a larger universe of securities.

The funds' share values will fluctuate. In general, the funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

                                                                Potential Loss               Potential Income
--------------------------------------------------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund                           Lower                        Lower
--------------------------------------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Free Fund                      Moderate                     Moderate
--------------------------------------------------------------------------------------------------------------------------
California Long-Term Tax-Free Fund                              Higher                       Higher

[LEFT MARGIN CALLOUTS]

A quality debt security is one that has been determined to be investment grade. This can be established in a number of ways. For example, independent rating agencies may rate the security in their higher rating categories. The funds' advisor also can analyze an unrated security to determine if its credit quality is high enough for investment. The details of the fund's credit quality standards are described in the funds' Statement of Additional Information.


6        American Century Investments                             1-800-345-2021


Fund Performance History

The performance information on this page is designed to help you how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

Annual Total Returns

The following bar chart shows the performance of the funds' Investor Class shares for each of the last 10 calendar years (or for each full year in the life of the fund if less than 10 years). It indicates the volatility of the funds' historical returns from year to year.

[GRAPH  DEPICTING  10 YEAR  ANNUAL  TOTAL  RETURNS FOR  CALIFORNIA  LIMITED-TERM
TAX-FREE,   CALIFORNIA   INTERMEDIATE-TERM  TAX-FREE  AND  CALIFORNIA  LONG-TERM
TAX-FREE; UPDATED FIGURES NOT AVAILABLE]

Highest and Lowest Quarterly Returns
The highest and lowest returns of the funds' Investor Class shares for a quarter during the last 10 calendar years (or the life of the fund if less than 10 years) are provided below to indicate the funds' historical short-term volatility.

[GRAPH   DEPICTING   HIGHEST  AND  LOWEST   QUARTERLY   RETURNS  FOR  CALIFORNIA
LIMITED-TERM TAX-FREE, CALIFORNIA INTERMEDIATE-TERM TAX-FREE AND CALIFORNIA LONG-TERM TAX-FREE; UPDATED FIGURES NOT AVAILABLE]

Average Annual Returns

The following table shows the average annual returns of the funds' Investor Class Shares for the periods indicated during the last 10 calendar years. The benchmarks for long-term performance are included for performance comparison. The benchmarks are unmanaged indices that have no operating costs.

                                         1 year  5 years  10 years Life of Fund*
--------------------------------------------------------------------------------
California Limited-Term Tax-Free ........ 3.17%    3.12%    3.31%    3.33%
                                                                     ----
[INDEX PERFORMANCE] ..................... ?.??%    ?.??%    ?.??%    ?.??%
                                                                     ----
California Intermediate-Term Tax-Free ... 3.17%    3.12%    3.31%    3.33%
                                                                     ----
[INDEX PERFORMANCE] ..................... ?.??%    ?.??%    ?.??%    ?.??%
                                                                     ----
California Long-Term Tax-Free ........... 3.17%    3.12%    3.31%    3.33%
                                                                     ----
[INDEX PERFORMANCE] ..................... ?.??%    ?.??%    ?.??%    ?.??%

*  The inception dates for the funds are: Limited-Term  Tax-Free,  June 1, 1992;
   Intermediate-Term   Tax-Free,  November  9,  1983;  and  Long-Term  Tax-Free,
   November 9, 1983.

[LEFT MARGIN CALLOUTS]

The funds' total returns for the period from January 1, 1998 to September 30, 1998 are

California Limited-Term Tax-Free            X.XX%
------------------------------------------- -----
California Intermediate-Term Tax-Free       X.XX%
------------------------------------------- -----
Californiat Long-Term Tax-Free              X.XX%

[pointed index finger] For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.


www.americancentury.com                     American Century Investments       7



California Insured Tax-Free Fund

What is the fund's investment objective?

The fund seeks safety of principal and high current income that is exempt from federal and California income taxes. The fund invests in "insured" California municipal securities.

How does the fund implement its investment objective?

The fund invests in long-term insured debt securities.

    * These debt securities feature income payments exempt from California and federal income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects.

    * A debt security's insurance cannot be cancelled and guarantees that interest and other payments will be made as scheduled.

The weighted average maturity of the fund is 10 years or longer.

The fund also may use futures contracts and options to pursue its investment objectives. For more information, please see the Statement of Additional Information.

During unusual market conditions, the fund is permitted to keep a significant amount of its assets in cash or cash equivalents. If it does, it may not achieve its investment objective and may generate taxable income.

What are the primary risks of investing in the funds?

The fund invests in long-term debt securities. Generally, funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of bond funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the fund invests primarily in California tax-free securities, it will be sensitive to events that affect California's economy. It may be riskier than funds that invest in a larger universe of securities.

The fund's investments are insured. This is significant because

    * the credit risk is less than for funds that invest in long-term debt securities without insurance

    * potential income is lower than for funds that invest in long-term debt securities without insurance

The fund's share value will fluctuate. In general, funds that have higher potential income have a higher potential loss. If you sell your shares when their value is less than the price you paid, you will lose money.

[LEFT MARGIN CALLOUTS]

An insured debt security is a debt security that

    1)  is rated in the highest category by an independent rating agency;

    2) comes with insurance that guarantees that interest and other payments will be made; OR

    3) has interest and principal payments secured by a special account holding U.S. government securities.

The fund's primary focus on insurance features is essentially a way to pursue very high credit quality standards.

[pointed index finger] The insurance feature of the fund's investments is not a guarantee; the fund can still lose money.


8        American Century Investments                             1-800-345-2021


Fund Performance History

The performance information on this page is designed to help you how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

Annual Total Returns

The following bar chart shows the performance of the the fund's Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR CALIFORNIA INSURED TAX-FREE; UPDATED FIGURES NOT AVAILABLE]

Highest and Lowest Quarterly Returns

The highest and lowest returns of the fund's Investor Class shares for a quarter during the last 10 calendar years are provided below to indicate the fund's historical short-term volatility.

[GRAPH DEPICTING HIGHEST AND LOWEST QUARTERLY RETURNS FOR CALIFORNIA INSURED TAX-FREE; UPDATED FIGURES NOT AVAILABLE]

Average Annual Returns

The following table shows the average annual returns of the fund's Investor Class shares for the periods indicated during the last 10 calendar years. The benchmark for long-term performance is included for performance comparison. The benchmark is an unmanaged index that has no operating costs.

                              1 Year    5 years     10 years     Life of Fund*
------------------------------------------------------------------------------
California Insured Tax-Free   3.17%     3.12%       3.31%        3.33%
------------------------------------------------------------------------------
[INDEX PERFORMANCE]           ?.??%     ?.??%       ?.??%        ?.??%

*  The inception date for the fund is December 30, 1986.

[LEFT MARGIN CALLOUTS]

The fund's total return for the period from January 1, 1998 to September 30, 1998 is:

California Tax-Free Insured   X.XX%

[pointed index finger] For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.


www.americancentury.com                     American Century Investments       9


California High-Yield Municipal Fund

What is the fund's investment objective?

The fund seeks high current income that is exempt from federal and California income taxes.

How does the fund implement its investment objective?

The fund invests in long-term and intermediate-term debt securities.

    * These debt securities feature income payments that are exempt from California and federal income taxes. Cities, counties and other municipalities in California usually issue these securities for public projects, such as schools and roads.

    * The fund also buys debt securities whose payments are exempt from California and regular federal income taxes, but not the federal alternative minimum tax. Cities, counties and other municipalities in California usually issue these securities to fund for-profit private projects, such as athletic stadiums and hospitals.

    * Many of the debt securities that the fund buys are considered below investment grade, including so-called "junk bonds." Issuers of these securities often have short financial histories or have questionable credit.

The fund also may use futures contracts and options to pursue its investment objectives. For more information, please see the Statement of Additional Information.

During unusual market conditions, the fund is permitted to keep a significant amount of its assets in cash or cash equivalents. If it does, it may not achieve its investment objective and may generate taxable income.

What are the primary risks of investing in the fund?

The fund's investments often have high credit risk. The fund's share value may fluctuate significantly more than other bond funds because the fund invests in lower-rated debt securities. If you sell your shares when their value is less than the price you paid, you will lose money.

The fund invests in long-term debt securities. Generally, funds with longer weighted average maturities are more sensitive to interest rate changes. When interest rates rise, the values of bond funds usually fall, but the values of funds with longer weighted average maturities generally will fall farther.

Because the fund invests primarily in California tax-free securities, it will be sensitive to events that affect California's economy. It may be riskier than funds that invest in a broader universe of securities.

The fund has the highest potential income and the highest potential loss of any of our California funds.

[LEFT MARGIN CALLOUTS]

[pointed index finger] Income from California High Yield Municipal may be subject to the alternative minimum tax, which is described on page 19.


10       American Century Investments                             1-800-345-2021


Fund Performance History

The performance information on this page is designed to help you how fund returns can vary. Keep in mind that past performance does not predict how the funds will perform in the future.

Annual Total Returns

The chart below shows the performance of the fund's Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund's historical returns from year to year.

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR CALIFORNIA HIGH-YIELD MUNICIPAL; UPDATED FIGURES NOT AVAILABLE]

Highest and Lowest Quarterly Returns

The highest and lowest returns of the fund's Investor Class shares for a quarter during the last 10 calendar years are provided below to indicate the fund's historical short-term volatility.

[GRAPH DEPICTING HIGHEST AND LOWEST QUARTERLY RETURNS FOR CALIFORNIA HIGH-YIELD MUNICIPAL; UPDATED FIGURES NOT AVAILABLE]

Average Annual Returns

The following table shows the average annual returns of the fund's Investor Class shares for the periods indicated during the last 10 calendar years. The benchmark for long-term performance is included for performance comparison. The benchmark is an unmanaged index that has no operating costs.

                                    1 Year   5 years   10 years   Life of Fund*
-------------------------------------------------------------------------------
California High-Yield Municipal     3.17%    3.12%     3.31%      3.33%
-------------------------------------------------------------------------------
[INDEX PERFORMANCE]                 ?.??%    ?.??%     ?.??%      ?.??%

*  The inception date for the fund is 12/30/1986.

[LEFT MARGIN CALLOUTS]

The fund's total return for the period from January 1, 1998 to September 30, 1998 is

California High-Yield Municipal     X.XX%

[pointed index finger] For current performance information, including yields, please call us at 1-800-345-2021 or visit American Century's Web site at www.americancentury.com.


www.americancentury.com                     American Century Investments      11


Basics of Fixed Income Investing

Debt Securities

When a fund buys a debt security, which is also called a fixed income security, it is essentially lending money to the issuer of the security. Debt securities also are referred to as fixed income securities. Notes, bonds, commercial paper and Treasury bills are examples of debt securities. After the issuer first sells the debt security, it may be bought and sold by other investors. The price of the security may rise or fall based on many factors, including changes in interest rates, inflation and liquidity.

The advisor decides which debt securities to buy and sell by

    0   determining which securities help a fund meet its maturity requirements

    0 eliminating securities that do not satisfy a fund's credit quality standards

    0 evaluating the current economic conditions and assessing the risk of inflation

    0 evaluating special features of the securities that may make them more or less attractive

Weighted Average Maturity

Like most loans, debt securities eventually must be repaid (or refinanced) at some date. This date is called the maturity date. The number of days left to a debt security's maturity date is called the remaining maturity. The longer a debt security's remaining maturity, the more sensitive it is to changes in interest rates.

Because a bond fund will own many debt securities, the advisor calculates the average of the remaining maturities of all of the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund's individual holdings and is called weighted average maturity. The following chart shows how an advisor would calculate the weighted average maturity for a fund that owned only two debt securities.

                  Amount of Security Owned   Percent of Portfolio  Remaining Maturity   Weighted Maturity
---------------------------------------------------------------------------------------------------------
Debt Security A   $100,000                   25%                   1,000 days           250 days
----------------- -------------------------- --------------------- -------------------- -----------------
Debt Security B   $300,000                   75%                   10,000 days          7500 days
----------------- -------------------------- --------------------- -------------------- -----------------
Weighted Average Maturity                                                               7750 days

Types of Risk

The basic types of risk that the funds face are described below.

Interest Rate Risk

Generally, interest rates and the prices of debt securities move in opposite directions. So when interest rates fall, the prices of most debt securities rise; when interest rates rise, prices fall. Because the funds invest primarily in debt securities, changes in interest rates will affect the funds' performance.

The degree to which interest rate changes affect the funds' performance varies and is related to the weighted average maturity of the fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true. This sensitivity to interest rate changes is called interest rate risk.

[LEFT MARGIN CALLOUTS]

[pointed index finger] Weighted average maturity is a tool that the advisor uses to approximate the remaining maturity of a fund's investment portfolio.

[pointed index finger] The longer a fund's weighted average maturity, the more sensitive it is to changes in interest rates.


12       American Century Investments                             1-800-345-2021


When interest rates change, longer maturity bonds experience a greater change in price. The following table shows the effect of a 1% increase in interest rates on the price of 7% coupon bonds of differing maturities:

Remaining Maturity  Current Price  Price after 1% increase  Change in price
------------------- -------------- ------------------------ ----------------
1 year                    $100.00                   $99.06           -0.94%
------------------- -------------- ------------------------ ----------------
3 years                    100.00                    97.38           -2.62%
------------------- -------------- ------------------------ ----------------
10 years                   100.00                    93.20           -6.80%
------------------- -------------- ------------------------ ----------------
30 years                   100.00                    88.69          -11.31%

Credit Risk

Credit risk is the risk that an obligation won't be paid and a loss will result. A high credit rating indicates a high degree of confidence that the issuer will be able to make interest and principal payments on time.

It's not as simple as buying the highest rated debt securities, though. Higher credit ratings usually mean lower interest rates, so investors often purchase securities that aren't the highest-rated to increase return. If a fund purchases lower-rated securities, it has assumed additional credit risk.

The following chart shows the authorized credit quality ranges for the funds offered by this Prospectus.

                Quality
----------------------------------------
 High-Quality
                 A-1            A-2                 A-3
                 P-1            P-2                 P-3
               MIG-1          MIG-2               MIG-3
                SP-1           SP-2                SP-3
     AAA          AA     A      BBB          BB           B   CCC   CC    C   D
------------- ------ ------- ----------- -------- --------- ----- ---- ---- ---
XXXXXXXXXXXXXXXXXXXX  CA Tax-Free Money Market
XXXXXXXXXXXXXXXXXXXX  CA Municipal Money Market
XXXX  CA Limited-Term Tax-Free  XXXXXXXX
X  CA Intermediate-Term Tax-Free  XXXXXX
XXXXXX CA Long-Term Tax-Free XXXXXXXXXXX
XXXXXXXXXXXXX CA Insured Tax-Free*
XXXXXXXXXXXXXXXXXXXXXXXXX  CA High Yield Municipal  XXXXXXXXXXXXXXXXXXXXXXXXXXX
-------------------------------------------------------------------------------
*******Investment Grade **************** ######## Non-investment grade ########
-------------------------------------------------------------------------------

*Securities must be rated AAA or be insured by a third party with a AAA rating.

Liquidity Risk

Debt securities can become difficult to sell for a variety of reasons, such as lack of an active trading market. When a fund's investments become difficult to sell, it is said to have a problem with liquidity. The chance that a fund will have liquidity issues is called liquidity risk.

Inflation Risk

The safest investments usually have the lowest potential income and performance. There is a risk, then, that the investment may fail to significantly outpace inflation. Even if the value of your investment has not gone down, your money will not be worth as much as if there had been no inflation. Your after-inflation return may be quite small. This risk is called inflation risk.

[LEFT MARGIN CALLOUTS]

[pointed index finger] Credit quality may be reduced when

        *   the issuer has a less reliable cash flow

        * the issuer's finances are more sensitive to adverse economic conditions or changing circumstances

        * the securities may be repaid after the issuer's other (more senior) debt.

        *   the issuer has a shorter financial history

[pointed index finger] The Statement of Additional Information provides a detailed description of these securities ratings.


www.americancentury.com                     American Century Investments      13


A Comparison of Basic Risk Factors

The following chart depicts the basic risks of investing in the funds. It is designed to help you compare these funds with each other; it shouldn't be used to compare these funds with other mutual funds.

                                          Interest Rate     Credit Risk      Liquidity Risk    Inflation Risk
                                          Risk
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Tax-Free Money Market          Lowest            Lowest           Lowest            Highest
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Municipal Money Market         Lowest            Lowest           Lowest            Highest
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Limited-Term Tax-Free          Low               Medium           Medium            High
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Intermediate-Term Tax-Free     Medium            Medium           Medium            Medium
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Long-Term Tax-Free             High              Medium           Medium            Low
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California Insured Tax-Free               High              Low              Medium            Medium
----------------------------------------- ----------------- ---------------- ----------------- -----------------
California High-Yield Municipal           Highest           Highest          Highest           Lowest

The funds engage in a variety of investment techniques as they pursue their investment objectives. Each technique has its own characteristics, and may pose some level of risk to the funds. If you would like to learn more about these techniques, you should review the Statement of Additional Information before making an investment.

14       American Century Investments                             1-800-345-2021


Management

Who manages the funds?

The Board of Trustees, investment advisor and portfolio management team play key roles in the management of the funds.

The Board of Trustees

The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the funds, it has hired an investment advisor to do so. More than half of the Trustees are independent of the funds' advisor, that is, they are not employed by and have no financial interest in the advisor.

The Investment Advisor

The funds' investment advisor is American Century Investment Management, Inc. The advisor has been managing mutual funds since it was founded in 1958. American Century is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor manages the investment portfolios of the funds and directs the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provides to the funds, the advisor receives a unified management fee based on a percentage of the average net assets of each fund. The rate of the management fee for a fund is determined monthly using a two-step formula that takes into account the fund's strategy (money market, bond or equity) and the total amount of mutual fund assets the advisor manages. The Statement of Additional Information contains detailed information about the calculation of the management fee. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent Trustees (including counsel fees) and extraordinary expenses.

Fees Paid by the Funds to the Advisor in Most Recent Fiscal Year
------------------------------------------------------------------------------
California Tax-Free Money Market                                  X.XX%
-------------------------------------------------------------- ---------------
California Municipal Money Market                                 X.XX%
-------------------------------------------------------------- ---------------
California Limited-Term Tax-Free                                  X.XX%
-------------------------------------------------------------- ---------------
California Intermediate-Term Tax-Free                             X.XX%
-------------------------------------------------------------- ---------------
California Long-Term Tax-Free                                     X.XX%
-------------------------------------------------------------- ---------------
California Insured Tax-Free                                       X.XX%
-------------------------------------------------------------- ---------------
California High-Yield Municipal                                   X.XX%

www.americancentury.com                     American Century Investments      15


The Portfolio Management Team

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. Teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

Portfolio manager members of the investment team include:

G. David MacEwen

Mr. MacEwen, Vice President and Senior Portfolio Manager, is a member of the teams that manage California Long-Term Tax-Free and California Insured Tax-Free. He joined American Century in 1991 as Municipal Portfolio Manager. He has an MBA in finance from the University of Delaware and a BA in Economics from Boston University.

Todd Pardula

Mr. Pardula, Municipal Portfolio Manager, has been a member of the teams that manage California Tax-Free Money Market and California Municipal Money Market since 1994. He joined American Century in 1990 as an Investor Services Representative. He also was an Associate Municipal Credit Analyst for two years. He has a BS in Finance from Santa Clara University. He is a Chartered Financial Analyst

Joel Silva

Mr. Silva, Municipal Portfolio Manager, has been a member of the team that manages California Limited-Term Tax-Free since June 1993. He has a BS from California Polytechnic University and an MBA from California State University in Hayward.

Steven M. Permut

Mr. Permut, Senior Portfolio Manager and Director of Municipal Research, has been a member of the team that manages California High-Yield Municipal since 1993. He has a bachelor's degree in Business and Geography from State University of New York and an MBA in Finance from Golden Gate University in San Francisco.

Colleen M. Denzler

Ms. Denzler, Senior Municipal Portfolio Manager, has a member of the team that manages California Intermediate-Term Tax Free since January 1996. Prior to joining American Century, Ms. Denzler was a Portfolio Manager with the Calvert Group for 10 years, specializing in state tax-exempt portfolios. She has a bachelor's degree in Finance from Radford University. She also is a Chartered Financial Analyst.


[LEFT MARGIN CALLOUTS]

[pointed index finger] Code of Ethics

     American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.


16       American Century Investments                             1-800-345-2021


Fundamental Investment Policies

Fundamental  investment  policies  contained  in  the  Statement  of  Additional
Information and the investment objectives of the funds may not be changed without a shareholder vote. The Board of Trustees may change any other policies and investment strategies.

Year 2000 Issues

Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the funds, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the funds' other major service providers. Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the funds' business, particularly the provision of shareholder services, may be hampered.

In addition, the issuers of securities the funds own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the funds' performance. The advisor has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the advisor may consider when making investment decisions, and other factors may receive greater weight.

www.americancentury.com                     American Century Investments      17


How to Invest in American Century

Services Automatically Available to You

You automatically will have access to the services listed below when you open your account. If you do not want these services, see "Conducting Business in Writing" below.

Conducting Business in Writing

If you prefer to conduct business in writing only, you can indicate this on the account application. If you choose to do business in writing only, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). If you want to add services later, you can complete an Investor Service Options form.

Ways to Manage Your Account
------------------------------------------------------------------------------------------------------------------------------
By telephone                    Open an account                                 Make additional investments
1800 345-2021                   If you are a current investor, you can          Call us or use our Automated Information Line
7 a.m. to 7 p.m.                open an account by exchanging shares            if you have authorized us to withdraw from
Central time                    from another American Century account.          your bank account.
                                (This service is not available if you
Automated \information Line     have chosen to do business in writing           Sell shares
1-800-345-8765                  only.)                                          Call an Investor Services Representative.
24 hours
                                Exchange  shares  Call us or use  our  Automated
[telephone icon]                Information  Line if you have  authorized  us to
                                accept telephone instructions.
------------------------------- ----------------------------------------------- -----------------------------------------------
By mail or fax                  Open an account                                 Make additional investments
PO Box 419200                   Send a signed and completed                     Send us your check or money order for at
Kansas City, MO 64141-6200      application and check or money order            least $50 with an investment slip or $250
                                payable to American Century                     without an investment slip. If you don't have
Fax 816 340-7962                Investments.                                    an investment slip, include your name,
                                                                                address, and account number on your check or
                                Exchange shares                                 money order.
[icon of envelope and           Send us written instructions to
 icon of fax machine]           exchange your shares from one American          Sell shares
                                Century account to another.                     Send us written instructions to sell shares
                                                                                or send us a redemption form. Call an
                                                                                Investor Services Representative to request a
                                                                                form.
------------------------------- ----------------------------------------------- -----------------------------------------------
Online                          Open an account                                 Make additional investments
www.americancentury.com         If you are a current investor, you can          Follow the wire instructions provided in the
                                open an account by exchanging shares            Open an account section
                                from another American Century account.
                                (This service is not available if you           Sell shares
[icon of computer]              have chosen to do business in writing           Not available.
                                only.)

                                Exchange shares
                                Exchange shares from another American Century account.

18       American Century Investments                             1-800-345-2021



A Note About Mailings to Shareholders

To reduce expenses and demonstrate respect for our environment, we will deliver most financial reports, prospectuses and account statements to households in a single envelope, even if the accounts are registered under different names. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

Your Guide to Services and Policies

When you open an account, you will receive an Investor Services Guide, which explains the services available to you and the policies of the fund and the transfer agent.

-------------------------------------------------------------------------------------------------------------------------------
By wire                         Open an account                                 Make additional investments
Commerce Bank N.A.              Call us to set up your account or mail          Follow the wire instructions provided in the
Routing No. 101000019           a completed application to the address          Open an account section
ACMF Account No. 2804918        provided above and give your bank:

[icon of high wires]

[pointed index finger]          *    The fund name                              Sell shares
     Please remember that if    *    Your American Century account              You can receive redemption proceeds by
     you request redemptions         number                                     wire  or electronic transfer. . (This
     by wire, $10 will be       *    Name of the investor                       service is not available if you have
     deducted from the amount   *    The contribution year (for IRAs            chosen to do business in writing only.)
     wired. Your bank also           only)
     may charge a fee.          Exchange shares
                                Not available.
------------------------------- ----------------------------------------------- -----------------------------------------------
Automatically                   Open an account                                 Make additional investments
                                Not available.                                  Select "Establish Automatic Investments" on
                                                                                your application to make automatic purchases
                                Sell shares                                     of shares on a regular basis. You must invest
                                If you have at least $10,000 in your            at least $600 per year per account.
                                account, sell shares automatically by
                                Check-a-Month, or by Automatic                  Exchange shares
                                Redemption.                                     Send us written instructions to exchange your
                                                                                shares from one American Century account to
                                                                                another.
------------------------------- -----------------------------------------------------------------------------------------------
In Person                       If you prefer to handle your transactions in person, visit one of our Investor Centers and a  representative  can help you open an account, make additional investments, sell or exchange shares.  Here are the Investor Centers you can visit
[icon of office building]
                                4500 Main Street                        4917 Town Center Dr.
                                Kansas City, Missouri                   Leawood, Kansas

                                1665 Charleston Road                    2000 S. Colorado Blvd.
                                Mountain View, California               Denver, Colorado

www.americancentury.com                     American Century Investments      19


Minimum Initial Investment Amounts

To open an account the minimum
investment is as follows                      for Money Markets     Other funds
-------------------------------------------------------------------------------
Individual or Joint                                  $2,500            $5,000
 ...............................................................................
Traditional IRA                                      $1,000            $1,000
 ...............................................................................
Roth IRA                                             $1,000            $1,000
 ...............................................................................
Education IRA                                          $500              $500
 ...............................................................................
UGMA/UTMA                                            $1,000            $1,000
 ...............................................................................
403(b)                                             No minimum        No minimum

Redemption of shares in low-balance accounts

If your account falls below the minimum balance we will notify you and give you 90 days to meet the minimum or, for most types of equity accounts, to establish an automatic monthly investment. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.

Investing Through Financial Intermediaries

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange and redeem shares will depend on the policies of that entity. Some policy differences may include

        *   minimum investment requirements

        *   exchange policies

        *   fund choices

        *   cut-off time for investments

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the funds' annual reports, semiannual reports and Statements of Additional Information are available from your intermediary or plan sponsor.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century's transfer agent. In some circumstances, American Century will pay the service provider a fee for performing those services.

Although transactions in fund shares may be made directly with American Century at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the intermediary and are not shared with American Century or the funds.

American Century has contracts with certain financial intermediaries in which they represent that they will track the time investment orders are received. The funds have authorized those intermediaries to accept orders on each funds' behalf up to the time net asset value is determined. Such orders will be priced at the net asset value next determined after acceptance of the order on a fund's behalf.

LEFT MARGIN CALLOUTS

[pointed index finger] Financial intermediaries include bankers, broker-dealers, insurance companies and investment advisors.


20       American Century Investments                             1-800-345-2021


Share Price and Distributions

Share Price

We determine the net asset value of the funds as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is not open, we do not calculate the net asset value. The net asset value of a fund share is the current value of the fund's investments, minus any liabilities, divided by the number of fund shares outstanding.

If current prices of securities owned by a fund are not readily available from an independent pricing service, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board of Trustees. Trading of securities in foreign markets may not take place on every day the Exchange is open. Also, trading in some foreign markets may take place on weekends or holidays when a fund's net asset value is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the net asset value next determined after we receive your transaction request in good order.

Distributions

Federal tax laws require each fund to make distributions to its shareholders. The distributions generally consist of dividends and interest received by a fund, as well as capital gains realized on the sale of investment securities. Each fund pays distributions from net income quarterly. Each fund generally pays distributions of capital gains, if any, once a year. A fund may make more frequent distributions if necessary to avoid taxes.

You will begin to participate in fund distributions the day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem. If you redeem all shares, we will include the distribution on the redeemed with your redemption proceeds. For the money market funds, if you notify us of your purchase prior to ______and pay for your purchase by bank wire transfer prior to ___________on the same day, you will begin to participate in fund distributions on the day your notice is received.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult our Investor Services Guide for further information regarding distributions and your distribution options.

[LEFT MARGIN CALLOUTS]

The net asset value of a fund is the price of the fund's shares.


www.americancentury.com                     American Century Investments      21



Taxes

Fund distributions are taxable to most investors. The taxability of distributions is not affected by how long you have been in the fund or whether you reinvest your distributions or take them in cash. In general, distributions are taxable as follows:

Taxability of distributions

Tax-Exempt Income. Most of the income that the funds receive from California municipal securities is exempt from California and regular federal income taxes. However, corporate shareholders should be aware that these distributions are subject to California's corporate franchise tax.

Certain funds may also purchase private activity bonds. The income from these securities is subject to the federal alternative minimum tax. If you are subject to the alternative minimum tax, then distributions from the funds that represent income derived from private activity bonds is taxable to you. Consult your tax advisor to determine whether you are subject to the alternative minimum tax.

Taxable Income. The funds' investment performance is also based on sources other than income from California municipal securities. These investment performance sources, while not the primary source of fund distributions, will generate taxable income to you. Some of these investment performance sources are:

* Market Discount Purchases. The funds may buy a tax-exempt security for a price less than the principal amount of the bond. If the price of the bond increases over time, a portion of the gain may be treated as ordinary income and taxable as ordinary income to shareholders if it is distributed to you.

* Capital Gains. When a fund sells a security, even a tax-exempt municipal security, it can generate a capital gain or loss.

* Temporary Investments. Some temporary investments, such as securities loans and repurchase agreements, can generate taxable income.

Type of distribution       Tax rate for 15% bracket   Tax rate for 28% bracket or above
----------------------------------------------------------------------------------------
Income                       Ordinary income rate            Ordinary income rate
------------------------- -------------------------- -----------------------------------
Short-term capital gains     Ordinary income rate            Ordinary income rate
------------------------- -------------------------- -----------------------------------
Long-term capital gains               10%                           20%

American Century will detail the tax status of fund distributions for each calendar year in an annual tax statement from the fund.

Distributions may also be subject to state and local taxes. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions. Your redemptions -- including exchanges to other American Century funds -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains," are gains on fund shares held less than or equal to 12 months. "Long-term capital gains," are gains on fund shares held for more than 12 months.

[LEFT MARGIN CALLOUTS]

[pointed index finger] Buying a Dividend

     Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

    The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to your, after subtracting any losses, even if you did not own the shares when the gains occurred.

    Thus if you buy a divided, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.


22       American Century Investments                             1-800-345-2021


Financial Highlights

Understanding the Financial Highlights

This table itemizes what contributed to the changes in share price during the period, and compares this to changes over the last five fiscal years (or less, if the share class is not five years old).

On a per-share basis, it includes:

*   share price at the beginning of the period

*   investment income and capital gains or losses

*   distributions of income and capital gains paid to shareholders

*   share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage of return of the fund, assuming the reinvestment of all distributions

*   expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

*   portfolio turnover--the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by PricewaterhouseCoopers, LLP, independent auditors. Their report is in the funds' annual report, which is incorporated by reference into the Statement of Additional Information, and is available upon request. Prior years' information was audited by other independent auditors.

www.americancentury.com                     American Century Investments      23


California Tax-Free Money Market

                                                           1997            1996         1995           1994            1993
PER-SHARE DATA

Net Asset Value, Beginning of Year ....................$      1.00     $      1.00  $      1.00     $      1.00     $      1.00
                                                       -----------     -----------  -----------     -----------     -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.03            0.03         0.03            0.02            0.02
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................        -.-             -.-          -.-             -.-             -.-
                                                       -----------     -----------  -----------     -----------     -----------
   Total From Investment Operations ...................       0.03            0.03         0.03            0.02            0.02
                                                       -----------     -----------  -----------     -----------     -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.03)          (0.03)       (0.03)          (0.02)          (0.02)
                                                       -----------     -----------  -----------     -----------     -----------
Net Asset Value, End of Year ..........................$      1.00     $      1.00  $      1.00     $      1.00     $      1.00
                                                       ===========     ===========  ===========     ===========     ===========
Total Return(1) .......................................       3.17%           3.12%        3.31%           2.09%           2.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.49%           0.49%        0.52%           0.50%           0.51%
Ratio of Net Investment Income to Average Net Assets ..       3.10%           3.12%        3.28%           2.07%           2.09%
Net Assets, End of Year (in thousands) ................$   417,784     $   425.846  $   414,099     $   371,074     $   338,731

(1) Total return assumes reinvestment of dividends and capital gains, if any.

24       American Century Investments                             1-800-345-2021


California Municipal Money Market

                                                           1997            1996           1995            1994            1993
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.03            0.03            0.03            0.02            0.02
                                                       -----------     -----------     -----------     -----------     -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.03)          (0.03)          (0.03)          (0.02)          (0.02)
                                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..........................$      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

Total Return(1) .......................................       3.15%           3.23%           3.35%           2.15%           2.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....       0.52%           0.53%           0.53%           0.51%           0.46%
Ratio of Net Investment Income to Average Net Assets ..       3.10%           3.20%           3.31%           2.13%           2.21%
Net Assets, End of Year (in thousands) ................$   170,447     $   196,520     $   191,722     $   243,701     $   247,621

(1) Total return assumes reinvestment of dividends and capital gains, if any.

www.americancentury.com                     American Century Investments      25


California Limited-Term Tax-Free

                                                             1997           1996            1995            1994            1993
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$     10.19     $     10.23     $     10.12     $     10.34     $     10.12
                                                       -----------     -----------     -----------     -----------     -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.43            0.43            0.41            0.38            0.38
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................       0.11           (0.04)           0.11           (0.18)           0.22
                                                       -----------     -----------     -----------     -----------     -----------
   Total From Investment Operations ...................       0.54            0.39            0.52            0.20            0.60
                                                       -----------     -----------     -----------     -----------     -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.43)          (0.43)          (0.41)          (0.38)          (0.38)
   In Excess of Net Realized Gains ....................        -.-             -.-             -.-           (0.04)            -.-
                                                       -----------     -----------     -----------     -----------     -----------
   Total Distributions ................................      (0.43)          (0.43)          (0.41)          (0.42)          (0.38)
                                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..........................$     10.30     $     10.19     $     10.23     $     10.12     $     10.34
                                                       ===========     ===========     ===========     ===========     ===========

Total Return(1) .......................................       5.42%           3.87%           5.33%           1.90%           6.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.49%           0.49%           0.51%           0.51%           0.36%
Ratio of Net Investment Income to Average Net Assets ..       4.20%           4.20%           4.10%           3.68%           3.76%
Portfolio Turnover Rate ...............................         47%             44%             50%             66%             54%
Net Assets, End of Year (in thousands) ................$   126,631     $   103,707     $   104,723     $   120,627     $   114,019

(1) Total return assumes reinvestment of dividends and capital gains, if any.

26       American Century Investments                             1-800-345-2021


California Intermediate-Term Tax-Free

                                                            1997           1996           1995           1994          1993
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$     11.05    $     11.06    $     10.86    $     11.36    $     10.85
                                                       -----------    -----------    -----------    -----------    -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.54           0.54           0.54           0.54           0.56
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................       0.25          (0.01)          0.20          (0.41)          0.53
                                                       -----------    -----------    -----------    -----------    -----------
   Total From Investment Operations ...................       0.79           0.53           0.74           0.13           1.09
                                                       -----------    -----------    -----------    -----------    -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.54)         (0.54)         (0.54)         (0.54)         (0.56)
   From Net Realized Gains on Investment Transactions .      (0.03)           -.-            -.-          (0.08)         (0.02)
   In Excess of Net Realized Gains ....................        -.-            -.-            -.-          (0.01)           -.-
                                                       -----------    -----------    -----------    -----------    -----------

   Total Distributions ................................      (0.57)         (0.54)         (0.54)         (0.63)         (0.58)
                                                       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year ..........................$     11.27    $     11.05    $     11.06    $     10.86    $     11.36
                                                       ===========    ===========    ===========    ===========    ===========

Total Return(1) .......................................       7.39%          4.79%          7.09%          1.11%         10.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.48%          0.48%          0.48%          0.48%          0.50%
Ratio of Net Investment Income to Average Net Assets ..       4.81%          4.87%          5.02%          4.82%          5.05%
Portfolio Turnover Rate ...............................         42%            36%            25%            44%            27%
Net Assets, End of Year (in thousands) ................$   435,440    $   430,950    $   417,550    $   428,293    $   444,460

(1) Total return assumes reinvestment of dividends and capital gains, if any.

www.americancentury.com                     American Century Investments      27


California Long-Term Tax-Free

                                                            1998           1997           1996           1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$     11.06    $     10.94    $     10.88    $     12.02    $     11.44
                                                       -----------    -----------    -----------    -----------    -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.61           0.61           0.62           0.63           0.66
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................       0.44           0.12           0.12          (0.71)          0.85
                                                       -----------    -----------    -----------    -----------    -----------
   Total From Investment Operations ...................       1.05           0.73           0.74          (0.08)          1.51
                                                       -----------    -----------    -----------    -----------    -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.61)         (0.61)         (0.62)         (0.63)         (0.66)
   From Net Realized Gains on Investment Transactions .      (0.02)           -.-          (0.06)         (0.43)         (0.27)
                                                       -----------    -----------    -----------    -----------    -----------
   Total Distributions ................................      (0.63)         (0.61)         (0.68)         (1.06)         (0.93)
                                                       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year ..........................$     11.48    $     11.06    $     10.94    $     10.88    $     12.02
                                                       ===========    ===========    ===========    ===========    ===========

Total Return(1) .......................................       9.70%          6.77%          7.21%         (0.78)%        14.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.48%          0.48%          0.49%          0.48%          0.49%
Ratio of Net Investment Income to Average Net Assets ..       5.40%          5.48%          5.84%          5.51%          5.76%
Portfolio Turnover Rate ...............................         50%            42%            60%            62%            55%
Net Assets, End of Year (in thousands) ................$   304,671    $   288,022    $   276,085    $   277,477    $   338,075

(1) Total return assumes reinvestment of dividends and capital gains, if any.

28       American Century Investments                             1-800-345-2021


California Insured Tax-Free

                                                             1998           1997           1996            1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$     10.00    $      9.89    $      9.67    $     10.64    $      9.97
                                                       -----------    -----------    -----------    -----------    -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.53           0.53           0.53           0.53           0.55
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................       0.37           0.11           0.22          (0.69)          0.76
                                                       -----------    -----------    -----------    -----------    -----------
   Total From Investment Operations ...................       0.90           0.64           0.75          (0.16)          1.31
                                                       -----------    -----------    -----------    -----------    -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.53)         (0.53)         (0.53)         (0.53)         (0.55)
   From Net Realized Gains on Investment Transactions .        -.-            -.-            -.-          (0.21)         (0.09)
   In Excess of Net Realized Gains ....................        -.-            -.-            -.-          (0.07)           -.-
                                                       -----------    -----------    -----------    -----------    -----------
   Total Distributions ................................      (0.53)         (0.53)         (0.53)         (0.81)         (0.55)
                                                       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year ..........................$     10.37    $     10.00    $      9.89    $      9.67    $     10.64
                                                       ===========    ===========    ===========    ===========    ===========

Total Return(1) .......................................       9.25%          6.60%          8.09%         (1.68)%        13.74%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.48%          0.49%          0.50%          0.49%          0.52%
Ratio of Net Investment Income to Average Net Assets ..       5.23%          5.30%          5.54%          5.20%          5.37%
Portfolio Turnover Rate ...............................         46%            43%            40%            47%            61%
Net Assets, End of Year (in thousands) ................$   189,145    $   191,811    $   178,913    $   189,439    $   223,440

(1) Total return assumes reinvestment of dividends and capital gains, if any.

www.americancentury.com                     American Century Investments      29


California High-Yield Municipal

                                                            1998            1997          1996            1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ....................$      9.27    $      9.11    $      9.06    $      9.66    $      9.12
                                                       -----------    -----------    -----------    -----------    -----------
Income from Investment Operations
   Net Investment Income (dividends) ..................       0.55           0.56           0.56           0.56           0.57
   Net Realized and Unrealized Gain (Loss) on
   Investment Transactions ............................       0.41           0.16           0.05          (0.48)          0.54
                                                       -----------    -----------    -----------    -----------    -----------
   Total From Investment Operations ...................       0.96           0.72           0.61           0.08           1.11
                                                       -----------    -----------    -----------    -----------    -----------
Less Distributions
   From Net Investment Income (dividends) .............      (0.55)         (0.56)         (0.56)         (0.56)         (0.57)
   From Net Realized Gains on Investment Transactions .        -.-            -.-            -.-          (0.12)           -.-
                                                       -----------    -----------    -----------    -----------    -----------
   Total Distributions ................................      (0.55)         (0.56)         (0.56)         (0.68)         (0.57)
                                                       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Year ..........................$      9.68    $      9.27    $      9.11    $      9.06    $      9.66
                                                       ===========    ===========    ===========    ===========    ===========

Total Return(1) .......................................      10.61%          8.02%          7.09%          0.87%         12.61%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.50%          0.51%          0.51%          0.51%          0.55%
Ratio of Net Investment Income to Average Net Assets ..       5.77%          5.99%          6.30%          6.02%          6.14%
Portfolio Turnover Rate ...............................         46%            36%            40%            43%            27%
Net Assets, End of Year (in thousands) ................$   192,831    $   144,675    $   116,166    $   166,000    $   114,564

(1) Total return assumes reinvestment of dividends and capital gains, if any.

30       American Century Investments                             1-800-345-2021

[back inside cover]

AT YOUR SERVICE

Make virtually any transaction online

The next time you're surfing the Net, stop by American Century's Web site (www.americancentury.com), which can make managing your American Century portfolio easier. Current shareholders can open new accounts by exchanging shares (provided the account registration does not change). In addition, you can view transactions and check your account balances . You can also sign up to receive annual updates to your prospectuses and financial reports via the Net instead of the through the mail.

Expand your investment options with American Century Brokerage

If you're looking for a wide range of investment options-from trading individual securities to purchasing mutual funds offered by hundreds of companies-look to American Century Brokerage. With this new investment service, you can take advantage of 24-hour trading on our Web site or TeleSelect automated telephone service. Or, if you prefer, you can do business directly with a Brokerage Associate. With service features including a Gold MasterCard(reg.tm) ATM/Debit Card, unlimited CheckWriting and cost basis reporting (all available with the American Century Brokerage Access Account[reg.sm]), our brokerage service can simplify your life now while you prepare financially for the years to come. For information about opening a brokerage account, please call an American Century Brokerage Associate at 1-888-345-2071.

Send your distributions straight to the bank

If you opt to have your dividend and capital gain distributions paid to you in cash rather than reinvesting them into your account, consider an electronic transfer to your bank account. It will save you time and a trip to the bank. Call an Investor Services Representative for more information.

Check out our library

Are you looking for additional information on bond basics? Or, are you trying to decide if municipal bonds have a place in your portfolio? Perhaps you would like to test your knowledge of bonds and how they work. These are subjects covered in our Financial FYI library that are available to you. Financial FYI, a growing library of one-page resources, clearly and quickly explains various financial subjects to help you make informed decisions. To request one of these articles, call an Investor Services Representative.


[back cover]

American Century Investments
P.O. Box 419200
Kansas City, Missouri 64141-6200

Investor Services
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax
816-340-7962

www.americancentury.com

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Institutional, Corporate, Keogh,
SEP/SARSEP, SIMPLE and 403(b) Services
1-800-345-3533

More information about the funds is contained in these documents:

ANNUAL  AND  SEMIANNUAL  REPORTS.  Contain  more  information  about the  fund's investments and the market conditions and investment strategies that significantly affected the fund's performance during the most recent six-month fiscal period.

STATEMENT OF ADDITIONAL INFORMATION. Contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.

You can also get information about the funds (including the SAI) from the SEC.

v In person. Go to the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information about location and hours of operation.

v   On the internet. Go to www.sec.gov.

v By mail. Write to Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009. The SEC will charge a fee for copying the documents you request.

Investment Company Act File No. 811-3706

STATEMENT OF ADDITIONAL INFORMATION

December 14, 1998

AMERICAN CENTURY
CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

California Tax-Free Money Market Fund
California Municipal Money Market Fund
California Limited-Term Tax-Free Fund
California Intermediate-Term Tax-Free Fund
California Long-Term Tax-Free Fund
California Insured Tax-Free Fund
California High-Yield Municipal Fund


This Statement of Additional Information adds to the discussion in the funds' Prospectus, dated December 14, 1998, but is not a prospectus. If you would like a copy of the Prospectus, please contact us at one of the addresses or phone numbers listed on the back cover or visit American Century's Web site at www.americancentury.com.

This Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all shareholders. You may obtain a free copy of the funds' annual or semiannual report by calling 1-800-345-2021.


[american century logo(reg.sm)]
American
Century



Distributed by Funds Distributor, Inc.




Table of Contents

THE FUNDS' HISTORY .........................................................   1
FUND INVESTMENT OUTLINES ...................................................   1
   California Tax-Free Money Market Fund
   California Municipal Money Market Fund ..................................   2
   California Limited-Term Tax-Free Fund
   California Intermediate-Term Tax-Free Fund
   California Long-Term Tax-Free Fund ......................................   2
   California Insured Tax-Free Fund ........................................   2
   California High-Yield Municipal Fund ....................................   3

DETAILED INFORMATION ABOUT THE FUNDS .......................................   3
   Investment Strategies and Risks .........................................   3
   Investment Policies .....................................................  13
   Temporary Defensive Measures ............................................  14
   Portfolio Turnover ......................................................  14

MANAGEMENT .................................................................  15
   The Board of Trustees ...................................................  15
   Officers ................................................................  17

THE FUNDS' BIGGEST SHAREHOLDERS ............................................  18
SERVICE PROVIDERS 18
   Investment Advisor ......................................................  18
   Distributor .............................................................  20
   Transfer Agent and Administrator ........................................  21
   Other Service Providers .................................................  21

BROKERAGE ALLOCATION .......................................................  21
INFORMATION ABOUT FUND SHARES ..............................................  22
BUYING AND SELLING FUND SHARES .............................................  22
VALUATION OF PORTFOLIO SECURITIES ..........................................  22
   Money Market Funds ......................................................  22
   Non-Money Market Funds ..................................................  23

TAXES ......................................................................  23
HOW FUND PERFORMANCE INFORMATION IS CALCULATED .............................  26
FINANCIAL STATEMENTS .......................................................  27
EXPLANATION OF FIXED INCOME SECURITIES RATINGS .............................  27
   Bond Ratings ............................................................  27
   Commercial Paper Ratings ................................................  28
   Note Ratings ............................................................  28

QUALITY OF PORTFOLIO SECURITIES HELD BY THE NON-MONEY MARKET FUNDS .........  29



The Funds' History

American Century California Tax-Free and Municipal Funds (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. The Trust was known as "Benham California Tax-Free and Municipal Funds" until January 1997.

Each fund is a separate series of the Trust and operates for many purposes as if it were an independent company. Each fund has its own tax identification and stock registration number. The funds may have different inception dates.

--------------------------------------------------------------------------------------------------- --------------------
                                                                                                      Inception Date
Fund-Class (Ticker Symbol)
--------------------------------------------------------------------------------------------------- --------------------
American Century California Tax-Free Money Market Fund--Investor Class (BCTXX)                           11/09/1983
American Century California Municipal Money Market Fund--Investor Class (BNCXX)                          12/31/1990
American Century California Limited-Term Tax-Free Fund--Investor Class (BCSTX)                           06/01/1992
American Century California Intermediate-Term Tax-Free Fund--Investor Class (BCITX)                      11/09/1983
American Century California Long-Term Tax-Free Fund--Investor Class (BCLTX)                              11/09/1983
American Century California Insured Tax-Free Fund--Investor Class (BCINX)                                12/30/1986
American Century California High-Yield Municipal Fund--Investor Class (BCHYX)                            12/30/1986
--------------------------------------------------------------------------------------------------- --------------------

Fund Investment Outlines

This section explains the extent to which American Century Investment Management, Inc. (the "advisor") can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, "Investment Strategies and Risks," which begins on page 3. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussion contained in the Prospectus.

Each fund is a diversified open-end investment company as defined in the Investment Company Act of 1940 (the Investment Company Act), with the exception of the California Municipal Money Market which is non-diversified. "Diversified" means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer. California Municipal Money Market also will seek to meet this test.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Each fund intends to remain fully invested in municipal obligations. As a fundamental policy, each fund will invest at least 80% of its net assets in California municipal obligations. A municipal obligation is a "California" municipal obligation if its income is exempt from California state income taxes.

The remaining 20% of net assets may be invested in (1) municipal obligations issued in other states and (2) U.S. government obligations. For temporary defensive purposes, each fund may invest more than 20% of its net assets in these obligations. For liquidity purposes, each non-money market fund may invest up to 5% of its total assets in shares of money market funds, including California Municipal Money Market and California Tax-Free Money Market.

Each fund will invest at least 80% of its net assets in obligations with interest exempt from regular federal income tax. California Municipal Money Market and California High-Yield Municipal, unlike the other funds, may invest substantially all of their assets in securities that are subject to the alternative minimum tax. See "Alternative Minimum Tax," page 25.

For an explanation of the securities ratings referred to in the Prospectus and this Statement of Additional Information, see "Explanation of Fixed Income Securities Ratings" beginning on page 27.


CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND

The money market funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

In selecting investments for the money market funds, the advisor adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, each fund

* buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less)

*   maintains a dollar-weighted average maturity of 90 days or less

* restricts its investments to high-quality obligations determined by the advisor, pursuant to procedures established by the Board of Trustees, to present minimal credit risks

To be considered high-quality, an obligation must be

*   a U.S. government obligation

* rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies") (or one if only one has rated the obligation)

* an obligation judged by the advisor, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above

While it adheres to the same quality and maturity criteria as California Tax-Free Money Market, California Municipal Money Market may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT) liability. In the past, private activity securities have provided somewhat higher yields than comparable municipal securities whose interest is not a tax-preference item. Under normal circumstances, the advisor expects to invest between 50% and 80% of California Municipal Money Market's total assets in private activity securities. Therefore, the fund is designed for investors who do not expect to pay alternative minimum taxes. See "Taxes," page 23.


CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND

California Limited-Term Tax-Free, California Intermediate-Term Tax-Free and California Long-Term Tax-Free have identical policies governing the quality of securities in which they may invest. The funds differ in their maturity criteria as stated in the Prospectus.

In terms of credit quality, each of these funds restricts its investments to

* municipal bonds rated, when acquired, within the four highest categories designated by a rating agency

* municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency

* unrated obligations judged by the advisor, under the direction of the Board of Trustees, to be of quality comparable to the securities listed above


CALIFORNIA INSURED TAX-FREE FUND

California Insured Tax-Free invests primarily in long-term municipal obligations covered by insurance that guarantees the timely payment of interest and repayment of principal.

Under normal conditions, at least 65% of the fund's total assets are invested in insured municipal obligations. Securities held by the fund may be (1) insured under a new-issue insurance policy obtained by the issuer of the security, (2) insured under a secondary market insurance policy purchased by the fund or a previous bondholder, (3) secured by an escrow or trust account holding U.S. government securities, or (4) rated AAA by a rating agency based upon the issuer's credit quality.

California Insured Tax-Free also may invest in short-term securities carrying one of the two highest ratings designated by a rating agency.


CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Like California Long-Term Tax-Free, California High-Yield Municipal invests primarily in long- and intermediate-term California municipal obligations. Although California High-Yield Municipal typically invests a significant portion of its assets in investment-grade bonds, the advisor does not adhere to specific rating criteria in selecting investments for this fund. The fund invests in securities rated or judged by the advisor to be of below investment-grade quality (e.g., bonds rated BB/Ba or lower, which are sometimes referred to as junk bonds) or unrated bonds. California High-Yield Municipal currently expects to invest between 15% and 50% of its total assets in below investment grade securities.

Many issuers of medium- and lower-quality bonds choose not to have their obligations rated and a large portion of California High-Yield Municipal's portfolio may consist of obligations that, when acquired, were not rated. While there is no limit on the percentage of assets the fund may invest in unrated securities, the advisor will not select investments for the fund that, at the time of purchase, (1) are not paying interest, (2) are rated C (lowest grade) by Moody's Investors Service, Inc. (Moody's) or C or D by Standard & Poor's Corporation (S&P) or (3) are considered by the advisor, under direction of the Board of Trustees, to be of a quality as low as obligations rated C or D by Moody's or S&P.

California High-Yield Municipal may invest in investment-grade municipal obligations if the advisor considers it appropriate to do so. Investments of this nature may be made due to market considerations (e.g., a limited supply of medium- and lower-grade municipal obligations) or to increase liquidity of the fund. Investing in high-grade obligations may lower the fund's return.

California High-Yield Municipal may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal AMT liability. Under normal circumstances, the advisor expects to invest between 10% and 30% of the fund's total assets in private activity securities. Therefore, the fund is better suited for investors who do not expect alternative minimum tax liability. See "Taxes," page 23.


DETAILED INFORMATION ABOUT THE FUNDS

INVESTMENT STRATEGIES AND RISKS

This section describes each of the investment vehicles and strategies that the advisor can use in managing a fund's assets. It also details the risks associated with each, because each technique contributes to a fund's overall risk profile.

Concentration in Types of Municipal Activities

From time to time, a significant portion of a fund's assets may be invested in municipal obligations that are related to the extent that economic, business or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a group. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages and declining demand for projects or facilities financed by the municipal bonds.

About the Risks affecting California Municipal Securities

As noted in the Prospectus, the funds are susceptible to political, economic and regulatory events that affect issuers of California municipal obligations. These include possible adverse affects of California constitutional amendments, legislative measures, voter initiatives and other matters described below.

The following information about risk factors is provided in view of the funds' policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers, although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While the advisor has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

* Economic Overview

California's economy is the largest among the 50 states and one of the largest in the world. The state's 1996 population of approximately 32.4 million, representing approximately 12% of the U.S. population, has grown by 36% since 1980. Total personal income, an estimated $810 billion in 1996, accounted for approximately 12% of personal income nationwide.

From 1990-1993, the state suffered through a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994, to the point where the state's economic growth is outpacing the rest of the nation. More than 300,000 non-farm jobs were added in the state in 1996, while personal income grew by more than $55 billion. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession.

California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture/television production. Growth is also strong in business services, export trade and manufacturing, with even the aerospace sector showing increasing employment. Non-residential and residential construction have been moderately growing since the depths of the recession, but remain much lower (as measured by annual new unit permits) than the late 1980s.

* Constitutional Limitations on Taxes

Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.

Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any special tax. Subsequent court decisions, however, have allowed non-voter approved general taxes so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in 1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as Proposition 62, were unconstitutional. On September 28, 1995, the California Supreme Court rendered a decision in the case of Santa Clara County Local Transportation Authority v. Guardino that rejected the prior decision and upheld Proposition 62, while striking down a 1/2-cent sales tax for transportation purposes that was approved by a majority, but less than two-thirds, vote. Proposition 62 does not apply to charter cities, but other local governments may be constrained in raising any taxes without voter approval.

On November 5, 1996, the voters of the state approved Proposition 218. This proposition adds Articles XIIIC and XIIID to the state Constitution, which affect the ability of local governments, including charter cities, to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996, although application of some of its provisions was deferred until July 1, 1997. This proposition could negatively impact a local government's ability to make its debt service payments, and thus could result in a lowering of credit ratings.

* Constitutional Limitations on Appropriations

The state and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the state and subject local governments from spending "appropriations subject to limitation" in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service. However, proceeds of taxes exclude most state subventions to local governments.

"Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The state must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms and the impossibility of predicting future appropriations, population changes, changes in the cost of living or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of California issuers to pay debt service on their obligations.

* Obligations of the State of California

As of September 1, 1997, the state had approximately $17.9 billion of general obligation bonds outstanding, and approximately $4.6 billion remained authorized but unissued. Of the state's outstanding general obligation debt, 21% is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1996-97, debt service on general obligation bonds and lease-purchase debt was approximately 5.00% of General Fund revenues down from 5.25% in fiscal year 1994-95.

The state's principal sources of General Fund revenues for fiscal year 1996-97 were the California personal income tax (45% of total revenues), the sales tax (35%), bank and corporations taxes (13%) and the gross premium tax on insurance (2%). Historically, the state has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

General. Pressures on the state's budget in the late 1980s and early 1990s were caused by a combination of external economic conditions and growth of the largest General Fund expenditure programs--K-12 education, health, welfare and corrections--at rates faster than the revenue base. The largest state expenditure program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted that essentially guarantees local school districts and community college districts a minimum share of the state's General Fund revenues (currently 35%).

Expenditures pressures could continue as the state's overall population and school age population continue to grow, and as the state's corrections program responds to a "Three Strikes" law enacted in 1994 (which requires mandatory life prison terms for certain third-time felony offenders). In addition, the long-term impact of federal welfare reform on the state's budget is uncertain.

Recent Budgets. State finances have improved over the past two fiscal years, due primarily to stronger than anticipated revenue and lower than anticipated social spending. The state finished fiscal year 1996-97 with $408 million in the state's budget reserve. The past two fiscal years' budgets contained the following features:

* Expenditures for K-14 schools grew significantly as the new revenues were directed to school spending under Proposition 98.

*   The budgets restrained health and welfare spending levels.

* General Fund support for the University of California and California State Universities grew by an average of 5.2% and 3.3% per year.

* General Fund support for corrections grew as needed to meet increased prison population.

*   There was a 5% corporate income tax cut.

Current Budget. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (6.8% increase from the prior fiscal year) and expenditures of $52.8 billion (an 8.0% increase). On a budgetary basis, the budget reserve is projected to decrease from $408 million as of June 30, 1997 to $112 million as of June 30, 1998. The following are major features of the 1997-98 Budget Act:

* For the second year in a row, the budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues that have exceeded initial budgeted amounts.

* The budget reflects a $1.235 billion pension judgment payment to the Public Employees Retirement System (PERS).

* General Fund support for the University of California and California State University is increased by approximately 6%.

* Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of welfare reform.

* Unlike prior years, this budget does not include uncertain federal budget actions.

*   The budget does not have any tax increases or tax cuts.

Due to the improvement in the state's economy and financial condition, the State of California was upgraded by Standard and Poor's in August 1996 from A to A+ and by Fitch Investors Service in September 1997 from A+ to AA-.

* Obligations of Other Issuers in California

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13 in 1978. Subsequently, the California legislature enacted measures to provide for the redistribution of the state's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies, and the assumption of certain government functions by the state to assist the state's municipalities. However, in response to the fiscal crisis at the state level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 bailout aid and directed over $3 billion of city, county and special district property taxes to school districts, which enabled the state to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

Even with these cuts and property tax shifts, more than 70% of the state General Fund expenditures are for local government assistance. To the extent that the state is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98 or other fiscal considerations, the absolute level or rate of growth of state assistance to local governments may be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) Bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Variable- and Floating-Rate Obligations

The funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached

Each fund may invest in fixed-rate bonds subject to third-party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

The advisor expects that the funds will pay more for securities with puts attached than for securities without these liquidity features. The advisor may buy securities with puts attached to keep a fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the fund's investments.

To ensure that the interest on municipal securities subject to puts is tax-exempt to the funds, the advisor limits the funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service
(IRS).

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the advisor under the direction of the Board of Trustees.

Tender Option Bonds

Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the money market funds. However, any of the funds may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the advisor monitors the credit quality of bonds underlying the funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.

The advisor also takes steps to minimize the risk that the fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences. After purchase, the advisor monitors factors related to the tax-exempt status of the fund's TOB holdings in order to minimize the risk of generating taxable income.

When-Issued and Forward Commitment Agreements

The funds may engage in municipal securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

As an operating policy, no fund will commit more than 50% of its total assets to when-issued or forward commitment agreements. If fluctuations in the value of securities held cause more than 50% of a fund's total assets to be committed under when-issued or forward commitment agreements, the advisor need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the fund until the percentage of assets committed to such agreements is below 50% of total assets.

Municipal Lease Obligations

Each fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. state constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

California and its municipalities are the largest issuers of municipal lease obligations in the United States.

Inverse Floaters

The funds (except the money market funds) may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i) Floater holders receive interest based on rates set at a six month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Lower-Quality Bonds

As indicated in the Prospectus, an investment in California High-Yield Municipal carries greater risk than an investment in the other funds because the fund may invest without limitation in lower-rated bonds and unrated bonds judged by the advisor to be of comparable quality (collectively, lower-quality bonds).

While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for the advisor to manage the flow of income to the fund, which may have negative tax implications for shareholders.

The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the advisor's ability to dispose of particular bonds when it determines that it is in the best interest of the fund to do so. Reduced liquidity also may hinder the advisor's ability to obtain market quotations for purposes of valuing the fund's portfolio and determining its net asset value.

The  advisor  continually   monitors  securities  to  determine  their  relative
liquidity.

A fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted bond, particularly a lower-quality bond.

Short-Term Securities

Under certain circumstances, California Long-Term Tax-Free, California High-Yield Municipal and California Insured Tax-Free may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). If a fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, the advisor intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the funds to hold cash to avoid generating taxable dividends.

Except as otherwise required for temporary defensive purposes, the advisor does not expect California Long-Term Tax-Free, California High-Yield Municipal or California Insured Tax-Free to invest more than 35% of total assets in short-term securities.

Pursuant to an  exemptive  order from the  Securities  and  Exchange  Commission
(SEC), each non-money market fund may invest in shares of the money market funds to facilitate cash management provided that the investment is consistent with the funds' investment policies and restrictions.

The non-money market funds may invest up to 5% of their total assets in shares of the money market funds. To avoid generating dividend income subject to the federal alternative minimum tax (AMT), the non-money market funds (excluding California High-Yield Municipal) will limit their money market fund investments to California Tax-Free Money Market. California High-Yield Municipal, which ordinarily invests in AMT securities, may invest up to 5% of its total assets in shares of either of the money market funds.

Futures and Options

Each non-money market fund may enter into futures contracts, options or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. The funds do not use futures and options transactions for speculative purposes.

Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The funds may engage in futures and options transactions based on securities indexes such as the Bond Buyer Index of Municipal Bonds that are consistent with the fund's investment objectives. The fund also may engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.

Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Bond Buyer Municipal Bond Index.

Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

To initiate and maintain open positions in a futures contract, a fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional variation margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the funds' investment restrictions.

* Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the advisor applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund's return.

A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the advisor considers it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the advisor would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

* Options On Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

* Restrictions on the Use of Futures Contracts and Options

Each non-money market fund may enter into futures contracts, options or options on futures contracts.

Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the funds' investments in such instruments.

Municipal Bond Insurers

Securities held by California Insured Tax-Free may be (a) insured under a new-issue insurance policy obtained by the issuer of the security or (b) insured under a secondary market insurance policy purchased by the fund or a previous bond holder. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the United States.

AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2.1 billion (unaudited) and statutory capital of approximately $1.2 billion (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a publicly held company. Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC Corporation, a Delaware corporation with admitted assets of $2.1 billion and a statutory capital base of $1.1 billion as of December 31, 1994. Statutory capital consists of total capital and surplus as well as contingency reserve. FGIC's claims-paying ability was rated Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.

Municipal Bond Investors Assurance Corporation (MBIA) is a monoline insurance company organized as a New York corporation. As of December 31, 1994, MBIA (consolidated) had admitted assets of $3.4 billion (unaudited), total liabilities of $1.6 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited). All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA "MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the advisor. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the advisor will consider appropriate remedies to minimize the effect on such fund's liquidity.

Investment Policies

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

For purposes of the funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

Fundamental Investment Policies

The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

----------------------- --------------------------------------------------------
Subject                 Policies
----------------------- --------------------------------------------------------
Senior Securities       A fund may  not  issue  senior  securities,  except  as
                        permitted under the Investment Company Act.

Borrowing               A fund may not borrow  money,  except  that the fund may
                        borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding
                        33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending A fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate             A fund  may not  purchase  or sell  real  estate  unless
                        acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration           A fund may not concentrate its investments in securities
                        of  issuers  in  a  particular   industry   (other  than
                        securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting            A fund  may  not  act as an  underwriter  of  securities
                        issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities             A fund may not  purchase  or sell  physical  commodities
                        unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control                 A fund may not invest for purposes of exercising control
                        over management.
--------------------------------------------------------------------------------

For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies
In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of Trustees.

--------------------------------------------------------------------------------
Subject                    Policies
-------------------------- -----------------------------------------------------
Diversification            [California  Municipal Money Market only]The fund, to
                           meet federal tax requirements for  qualification as a
                           "regulated investment company," limits its investment
                           so that at the close of each  quarter of its  taxable
                           year:  (i)  with  regard  to at  least  50% of  total
                           assets,  no more than 5% of total assets are invested
                           in the  securities  of a single  issuer,  and (ii) no
                           more than 25% of total  assets  are  invested  in the
                           securities of a single  issuer.  Limitations  (i) and
                           (ii)  do not  apply  to  "Government  securities"  as
                           defined for federal tax purposes.  The fund does not,
                           with  respect to 75% of its total  assets,  currently
                           intend  to  purchase  the  securities  of any  issuer
                           (other than  securities  issued or  guaranteed by the
                           U.S.   government   or  any  of   its   agencies   or
                           instrumentalities) if, as a result thereof, the fund would own more than 10% of the outstanding voting securities of such issuer.

                           [All funds except California Municipal Money Market ] A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

Futures and  options       The  money  market  funds  may not  purchase  or sell
[money market funds only]  futures  contracts or call options.  This  limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

Liquidity                  A fund may not  purchase any security or enter into a
                           repurchase  agreement if, as a result,  more than 15%
                           of its net assets  (10% for the money  market  funds)
                           would  be  invested  in  repurchase   agreements  not
                           entitling  the  holder to payment  of  principal  and
                           interest within seven days and in securities that are
                           illiquid   by   virtue   of  legal   or   contractual
                           restrictions on resale or the absence of a readily available market.

Short Sales                A fund may not sell securities short,  unless it owns
                           or has the right to obtain  securities  equivalent in
                           kind and amount to the  securities  sold  short,  and
                           provided that  transactions in futures  contracts and
                           options   are  not  deemed  to   constitute   selling
                           securities short.

Margin A fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
--------------------------------------------------------------------------------

Temporary Defensive Measures
For temporary defensive purposes, a fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may direct its assets to the following investment vehicles:

*    interest-bearing bank accounts or Certificates of Deposit

* U.S. government securities and repurchase agreements collateralized by U.S. government securities

*    money market funds

Portfolio Turnover
Under normal conditions, the funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the advisor carefully weighs the potential benefits of short-term investing against these considerations.

The funds' portfolio turnover rates (except those of the money market funds) are listed in the Financial Highlights table in the Prospectus. Because of the short-term nature of the money market funds' investments, portfolio turnover rates are not generally used to evaluate their trading activities.

MANAGEMENT

The Board of Trustees
The Board of Trustees oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the funds, it has hired the advisor to do so. More than half of the trustees are "independent" of the funds' the advisor, that is, they are not employed by and have no financial interest in the advisor.

The individuals listed in the table below whose names are marked by an asterisk (*) are interested persons of the funds (as defined in the Investment Company
Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, American Century Investment Management, Inc.; the funds' agent for transfer and administrative services, American Century Services Corporation (ACSC); the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); the parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the advisor. Each trustee listed below serves as a trustee or director of seven registered investment companies in the American Century family of funds, which are also advised by the advisor.

------------------------------------- ------------------------- ----------------------------------------------------------
Name (Age)                            Position(s) Held With     Principal Occupation(s)
Address                               Fund                      During Past 5 Years
------------------------------------- ------------------------- ----------------------------------------------------------
Albert A. Eisenstat (68)              trustee                   Independent Director, Commercial Metals Co. (1982 to
1665 Charleston Road                                            present)
Mountain View, CA  94043                                        Independent Director, Sungard Data Systems (1991 to
                                                                present)
                                                                Independent Director, Business Objects S/A (software &
                                                                programming, 1994 to present)

Ronald J. Gilson (52)                 trustee                   Charles J. Meyers Professor of Law and Business,
1665 Charleston Road                                            Stanford Law School (since 1979)
Mountain View, CA  94043                                        Mark and Eva Stern Professor of Law and Business,
                                                                Columbia University School of Law (since 1992);
                                                                Counsel, Marron, Reid & Sheehy (a San Francisco law
                                                                firm, since 1984)

William M. Lyons* (42)                trustee                   President, Chief Operating Officer and Assistant
4500 Main Street                                                Secretary, ACC
Kansas City, MO 64111                                           Executive Vice President, Chief Operating Officer and
                                                                Secretary, ACSC and ACIS

Myron S. Scholes (57)                 trustee                   Principal, Long-Term Capital Management (investment
1665 Charleston Road                                            advisor, since 1993)
Mountain View, CA  94043                                        Frank E. Buck Professor of Finance, Stanford Graduate
                                                                School of Business (since 1983)
                                                                Director, Dimensional Fund Advisors (investment advisor,
                                                                since 1982)
                                                                Director, Smith Breeden Family of Funds (since 1992)
                                                                Managing Director, Salomon Brothers Inc. (securities
                                                                brokerage, 1991 to 1993)

Kenneth E. Scott (69)                 trustee                   Ralph M. Parsons Professor of Law and Business, Stanford
1665 Charleston Road                                            Law School (since 1972)
Mountain View, CA  94043                                        Director, RCM Capital Funds, Inc. (since 1994)

Isaac Stein (51)                      trustee                   Director, Raychem Corporation (electrical equipment,
1665 Charleston Road                                            since 1993)
Mountain View, CA  94043                                        President, Waverley Associates, Inc. (private investment
                                                                firm, since 1983)
                                                                Director, ALZA  Corporation (pharmaceuticals, since
                                                                1987).
                                                                trustee, Stanford University (since 1994)
                                                                Chairman, Stanford Health Services (since 1994)

James E. Stowers III* (39)            trustee, Chairman of      Chief Executive Officer and Director, ACC
4500 Main Street                      the Board                 President, Chief Executive Officer and Director, ACSC
Kansas City, MO 64111                                           and ACIS

Jeanne D. Wohlers (53)                trustee                   Private Investor
1665 Charleston Road                                            Director and Partner, Windy Hill Productions, LP Mountain
View, CA 94043                                                  Vice President and Chief Financial Officer, Sybase, Inc.
                                                                (software company, 1988 to 1992)
------------------------------------- ------------------------- ----------------------------------------------------------

Committees
The Board has three committees to oversee specific functions of the Trust's operations. Only independent trustees serve on these committees. Information about these committees appears in the table below:

-------------------- ------------------------ ------------------------------------------------------------------------
Committee            Members                  Function of Committee
-------------------- ------------------------ ------------------------------------------------------------------------
Audit                Albert A. Eisenstat      The Audit Committee selects and oversees the activities of the Trust's
                     Kenneth E. Scott         independent auditor. The Committee receives reports from the advisor's
                     Jeanne D. Wohlers        Internal Audit Department, which is accountable solely to the
                                              Committee. The Committee also receives reporting about compliance matters affecting the Trust.

Nominating           Albert A. Eisenstat      The Nominating Committee primarily considers and recommends
                     Ronald J. Gilson         individuals for nomination as trustees. The names of potential trustee
                     Myron S. Scholes         candidates are drawn from a number of sources, including
                     Kenneth E. Scott         recommendations from members of the Board, management and
                     Isaac Stein              shareholders. This committee also reviews and makes recommendations to
                     Jeanne D. Wohlers        the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation.

Portfolio            Ronald J. Gilson         The Portfolio Committee reviews quarterly the investment activities
                     Myron S. Scholes         and strategies used to manage fund assets. The Committee regularly
                     Isaac Stein              receives reports from portfolio managers, credit analysts and other investment personnel concerning the funds' investments.

Quality of Service   Ronald J. Gilson         The Quality of Service Committee reviews the level and quality of
                     Myron S. Scholes         transfer agent and administrative services provided to the funds and
                     Isaac Stein              their shareholders. It receives and reviews reports comparing those services to fund  competitors  and
                                              seeks  to  improve  such  services
                                              where feasible and appropriate.
-------------------- ------------------------ ------------------------------------------------------------------------

Compensation of Trustees

The trustees also serve as trustees for six (6) American Century investment companies other than American Century California Tax-Free and Municipal Funds. Each trustee who is not an "interested person" as defined in the Investment Company Act receives compensation for service as a member of the Board of all seven such companies based on a schedule that is based on the number of meetings held and the assets of the funds for which the meetings are held. These fees and expenses are divided among the seven investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The table presented shows the aggregate compensation paid for the periods indicated by the Trust and by the American Century family of funds as a whole to each trustee who is not an "interested person" as defined in the Investment Company Act.

Aggregate Trustee Compensation for Fiscal Year Ended August 31, 1998
----------------------------- ----------------------- ---------------------- ------------------- -----------------------
                                                                                                   Total Compensation
                                                           Pension or         Estimated Annual          from the
                                Total Compensation     Retirement Benefits     Benefits Upon        American Century
Name of Trustee                        from            Accrued as Part of        Retirement         Family of Funds
                                    the Funds             Fund Expenses
----------------------------- ----------------------- ---------------------- ------------------- -----------------------
Albert A. Eisenstat                     $                      N/A                  N/A                    $
Ronald J. Gilson                        $                      N/A                  N/A                    $
Myron S. Scholes                        $                      N/A                  N/A                    $
Kenneth E. Scott                        $                      N/A                  N/A                    $
Isaac Stein                             $                      N/A                  N/A                    $
Jeanne D. Wohlers                       $                      N/A                  N/A                    $
----------------------------- ----------------------- ---------------------- ------------------- -----------------------

The Trust has adopted the American Century Deferred Compensation Plan for Non-Interested Directors and trustees. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees.

Under the plan, all deferred fees are credited to an account established in the name of the trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. trustees are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee's beneficiary or, if none, to the trustee's estate.

The plan is an unfunded plan and, accordingly, the Trust has no obligation to segregate assets to secure or fund the deferred fees. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Trust. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any trustee under the plan during the fiscal year ended August 31, 1998.

Officers
Background for the officers of the Trust is provided below. All persons named as officers of the Trust also serve in similar capacities for the 12 other investment companies advised by American Century. Not all officers of the Trust are listed; only those officers with policy-making functions for the Trust are listed. No officer is compensated for his or her service as an officer of the Trust. The individuals listed in the table below are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, ACSC, FDI, ACC or ACC's subsidiaries, as specified in the table.

-------------------------------------- ---------------- ----------------------------------------------------------------
Name (Age)                             Position(s)      Principal Occupation(s)
Address                                Held With Fund   During Past 5 Years
-------------------------------------- ---------------- ----------------------------------------------------------------
George A. Rio (43)                     President        Executive Vice President and Director of Client Services, FDI
4500 Main Street                                        (March 1998 to present).
Kansas City, Missouri 64111                             Senior Vice President and Senior Key Account Manager, Putnam
                                                        Mutual Funds (June 1995 to March 1998)
                                                        Director Business Development, First Data Corporation (May
                                                        1994 to June 1995)
                                                        Senior Vice President and Manager of Client Services and
                                                        Director of Internal Audit, The Boston Company, Inc.
                                                        (September 1983 to May 1994)

Mary A. Nelson (33)                    Vice President   Vice President and Manager of Treasury Services and
4500 Main Street                                        Administration, FDI, (1994 to present)
Kansas City, Missouri 64111                             Assistant Vice President and Client Manager, The Boston
                                                        Company, Inc. (1989 to 1994)

Maryanne Roepke, CPA (42)              Vice President   Vice President, Treasurer and Principal Accounting Officer,
4500 Main Street                       and Treasurer    ACSC
Kansas City, Missouri 64111

Patrick A. Looby (39)                  Vice President   Vice President and Assistant General Counsel, ACSC
4500 Main Street
Kansas City, MO 64111

Christopher J. Kelley (33)             Vice President   Vice President and Associate General Counsel, FDI (since July
4500 Main Street                                        1996)
Kansas City, MO 64111                                   Assistant Counsel, Forum Financial Group (April 1994 to July
                                                        1996)
                                                        Compliance Officer, Putnam Investments (1992 to April 1994)

Douglas A. Paul (51)                   Secretary and    Vice President and Associate General Counsel, ACSC
1665 Charleston Road                   Vice President
Mountain View, CA  94043

C. Jean Wade (34)                      Controller       Controller--Fund Accounting, ACSC
4500 Main Street
Kansas City, MO 64111
-------------------------------------- ---------------- ----------------------------------------------------------------

The Funds' Biggest Shareholders
As of November 28, 1998, the following companies were the record owners of more than 5% of a fund's outstanding shares:

----------------------------------------------------------- -------------------------------- ----------------- -----------
                                                                                                               % of Shares
Fund                                                        Shareholder                      # of Shares Held  Out-standing
----------------------------------------------------------- -------------------------------- ----------------- -----------
California Limited-Term Tax-Free                            Charles Schwab & Co.                    2,169,419       17.2%
                                                            101 Montgomery Street
                                                            San Francisco, CA 94101
                                                            Bank of America                         1,328,888       10.5%
                                                            P.O. Box 513577
                                                            Los Angeles, CA 90051

California Intermediate-Term Tax-Free                       Charles Schwab & Co.                    5,739,593       14.9%
                                                            101 Montgomery Street
                                                            San Francisco, CA 94101

California Long-Term Tax-Free                               Charles Schwab & Co.                    1,792,649        6.7%
                                                            101 Montgomery Street
                                                            San Francisco, CA 94101

California Insured Tax-Free                                 Charles Schwab & Co.                    1,123,069        6.0%
                                                            101 Montgomery Street
                                                            San Francisco, CA 94101

California High-Yield Municipal                             Charles Schwab & Co.                    2,995,086       13.7%
                                                            101 Montgomery Street
                                                            San Francisco, CA 94101
----------------------------------------------------------- -------------------------------- ----------------- -----------

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of November 28, 1998, the officers and trustees of the funds, as a group, own less than 1% of any fund's outstanding shares.

Service Providers
The funds have no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the Trust and is described below.

The advisor and ACSC are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its common stock. Investment Advisor Each fund has an investment management agreement with the advisor, American Century Investment Management, Inc., dated August 1, 1997. This agreement was approved by the shareholders of each of the funds on July 30, 1997.

A description of the responsibilities of the advisor appears in the Prospectus under the caption "Management."

For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the advisor (the "Investment Category Fee"). For example, when calculating the fee for a money market fund, all of the assets of the money market funds managed by the advisor are aggregated. The three investment categories are money market funds, bond funds and equity funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the advisor (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the advisor.

The schedules by which the Investment Category Fees are determined are as follows:

                                             ------------------ -------------
Investment Category Fee Schedule for         Category Assets       Fee Rate
                                             ------------------ -------------
      California Municipal Money Market      First $1 billion       0.2700%
      California Tax-Free Money Market       Next $1 billion        0.2270%
                                             Next $3 billion        0.1860%
                                             Next $5 billion        0.1690%
                                             Next $15 billion       0.1580%
                                             Next $25 billion       0.1575%
                                             Thereafter             0.1570%
                                             ------------------ -------------

                                             ------------------ -------------
Investment Category Fee Schedule for         Category Assets       Fee Rate
                                             ------------------ -------------
      California Limited-Term Tax-Free       First $1 billion       0.2800%
      California Intermediate-Term Tax-Free  Next $1 billion        0.2280%
      California Long-Term Tax-Free          Next $3 billion        0.1980%
      California Insured Tax-Free            Next $5 billion        0.1780%
                                             Next $15 billion       0.1650%
                                             Next $25 billion       0.1630%
                                             Thereafter             0.1625%
                                             ------------------ -------------

                                             ------------------ -------------
Investment Category Fee Schedule for         Category Assets       Fee Rate
                                             ------------------ -------------
      California High-Yield Municipal        First $1 billion       0.3100%
                                             Next $1 billion        0.2580%
                                             Next $3 billion        0.2280%
                                             Next $5 billion        0.2080%
                                             Next $15 billion       0.1950%
                                             Next $25 billion       0.1930%
                                             Thereafter             0.1925%
                                             ------------------ -------------

The Complex Fee is determined according to the schedule on the right.

  Complex Fee Schedule
---------------------------- -------------------
Complex Assets                     Fee Rate
---------------------------- -------------------
First $2.5 billion                  0.3100%
Next $7.5 billion                   0.3000%
Next $15.0 billion                  0.2985%
Next $25.0 billion                  0.2970%
Next $50.0 billion                  0.2960%
Next $100.0 billion                 0.2950%
Next $100.0 billion                 0.2940%
Next $200.0 billion                 0.2930%
Next $250.0 billion                 0.2920%
Next $500.0 billion                 0.2910%
Thereafter                          0.2900%
---------------------------- -------------------

On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Trustees, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.

The management agreement provides that the advisor shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or fund. In addition, purchases or sales of the same security may be made for two or more clients or fund on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The funds' Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation was merged into the advisor in late 1997.

Investment management fees paid by each fund for the fiscal periods ended August 31, 1998, 1997 and 1996, are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped under the funds' previous investment advisory agreement with Benham Management Corporation.

Unified Management Fees
------------------------------------------- -------------- ------------------
Fund                                            1998                1997
------------------------------------------- -------------- ------------------
California Tax-Free Money Market                               $1,309,574
California Municipal Money Market                                 654,212
California Limited-Term Tax-Free                                  346,562
California Intermediate-Term Tax-Free                           1,340,435
California Long-Term Tax-Free                                     920,960
California Tax-Free Insured                                       584,652
California High-Yield Municipal                                   527,834
------------------------------------------- -------------- ------------------

 Investment Advisory Fees
----------------------------------------------------- -----------------------
Fund                                                           1996
----------------------------------------------------- -----------------------
California Tax-Free Money Market                          $1,240,288
California Municipal Money Market                            563,912
California Limited-Term Tax-Free                             294,665
California Intermediate-Term Tax-Free                      1,249,491
California Long-Term Tax-Free                                833,863
California Tax-Free Insured                                  544,813
California High-Yield Municipal                              379,805
----------------------------------------------------- -----------------------


[right margin CALLOUT BOX]

Other Advisory Relationships

In addition to managing the funds, the advisor also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies:

 American Century Mutual Funds, Inc.
 American Century World Mutual Funds, Inc.
 American Century Premium Reserves, Inc.
 American Century Variable Portfolios, Inc.
 American Century Capital Portfolios, Inc.
 American Century Strategic Asset Allocations, Inc.
 American Century Municipal Trust
 American Century Government Income Trust
 American Century Investment Trust
 American Century Target Maturities Trust
 American Century Quantitative Equity Funds
 American Century International Bond Funds.

[END CALLOUT BOX]

Distributor
The funds' shares are distributed by Funds Distributors, Inc., a registered broker-dealer. The distributor is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The distributor's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best efforts underwriting of the funds' shares. This means that the distributor has no liability for unsold shares.

Transfer Agent and Administrator

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the funds. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and of the advisor. The advisor pays American Century Services Corporation for such services.

Prior to August 1, 1997, the funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

Administrative service and transfer agent fees paid by each fund for the fiscal years ended August 31, 1998, 1997 and 1996, are indicated in the table below. Fee amounts are net of expense limitations.

Administrative Fees
----------------------------------------- ------------------ -----------------
Fund                                         Fiscal 1997       Fiscal 1996
----------------------------------------- ------------------ -----------------
California Tax-Free Money Market                   $368,680          $409,257
California Municipal Money Market                   160,175           186,076
California Limited-Term Tax-Free                     94,859            97,232
California Intermediate-Term Tax-Free               373,977           412,298
California Long-Term Tax-Free                       256,250           275,154
California Tax-Free Insured                         163,254           179,812
California High-Yield Municipal                     142,879           125,323
----------------------------------------- ------------------ -----------------
  Transfer Agent Fees
----------------------------------------- ------------------ -----------------
Fund                                         Fiscal 1997       Fiscal 1996
----------------------------------------- ------------------ -----------------
California Tax-Free Money Market                   $190,056          $229,922
California Municipal Money Market                   112,925           145,450
California Limited-Term Tax-Free                     39,157            47,787
California Intermediate-Term Tax-Free               164,081           188,108
California Long-Term Tax-Free                       108,533           119,915
California Tax-Free Insured                          78,485            91,516
California High-Yield Municipal                      70,935            70,036
----------------------------------------- ------------------ -----------------

Other Service Providers

Custodian Banks

Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

Independent Auditors

PricewaterhouseCoopers LLP is the independent auditor of the funds. The address of PricewaterhouseCoopers LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140. As the independent auditor of the funds, PricewaterhouseCoopers provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.

Brokerage Allocation

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the advisor. Such information or services will be in addition to and not in lieu of the services required to be performed by the advisor, and the expenses of the advisor will not necessarily be reduced as a result of the receipt of such supplemental information.

Information About Fund Shares

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion or similar rights.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all funds') outstanding shares may be able to elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of each fund have equal voting rights, although each fund votes separately on matters affecting that fund exclusively.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

Buying and Selling Fund Shares

Information about buying, selling and exchanging fund shares is contained in the American Century Investor Services Guide. The guide is available to investors without charge and may be obtained by calling us.

Valuation of Portfolio Securities

Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange), usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1999: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed). Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The advisor typically completes its trading on behalf of each fund in various markets before the Exchange closes for the day. Each fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Money Market Funds

Securities held by the money market funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the funds' yields. During periods of declining interest rates, for example, the daily yield on fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The money market funds operate pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, a money market fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the money market funds has been delegated to the advisor, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of unrated securities, of comparable quality. The procedures require review of the money market fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the money market fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.

Actions the Board of Trustees may consider under these circumstances include (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market price for purposes of calculating NAV.

Non-Money Market Funds

Securities held by the non-money market funds normally are priced by an independent pricing service, provided that such prices are believed by the advisor to reflect the fair market value of portfolio securities.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Trustees. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Trustees.

Taxes

Federal Income Tax

Each fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.

Certain of the bonds purchased by the funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the fund.

In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as short-term capital gain.

It is intended that each fund's assets will be sufficiently invested in municipal securities so that each fund will be eligible to pay exempt-interest dividends (as defined in the Code) to shareholders. A fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify to be designated as exempt-interest dividends if, at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

Distributions of net investment income received by a fund from investment in debt securities other than municipal securities, of ordinary income realized upon the disposition of tax-exempt market discount bonds, and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income. Because the funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Under the Code, any distribution of a fund's net realized long-term capital gains designated by the fund as a capital gain dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gain dividend is paid with respect to any shares of a fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes. The Code also provides that if a shareholder holds shares of a fund for six months or less, the deduction of any loss on the sale or exchange of those shares is disallowed to the extent that the shareholder received exempt-interest dividends with respect to those shares.

As of August 31, 1998, the funds on the table to the right had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gain distributions until the loss has been offset or expired.

----------------------------------- --------------------------------------
Fund                                Capital Loss Carryover
----------------------------------- --------------------------------------
California Tax-Free Money Market    $298,915 (expiring 1999 through 2004)
California Municipal Money Market   $158,606 (expiring 2003 through 2004)
California Limited-Term Tax-Free    $833,657 (expiring 2003 and 2004)
----------------------------------- --------------------------------------

Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the funds' NAVs would be adversely affected. Under these circumstances, the trustees would re-evaluate the funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

Alternative Minimum Tax

While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

California Municipal Money Market and California High-Yield Municipal may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

In addition, a deductible environmental tax of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

The  Trust  will  inform  California   Municipal  Money  Market  and  California
High-Yield Municipal shareholders annually of the amount of distributions derived from interest payments on private activity bonds.

State and Local Taxes

California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends also will be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each fund that constitutes exempt-interest dividends and dividends exempt from California personal income tax. The funds' dividends are not exempt from California state franchise or corporate income taxes.

The funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the funds in this regard.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

How Fund Performance Information is Calculated

The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

Money Market Fund Yields
(seven-day period ended August 31, 1998)
----------------------------------------- ------------------- ------------------
Fund                                         7-Day Yield         Effective Yield
----------------------------------------- ------------------- ------------------
California Tax-Free Money Market           2.91%                 2.95%
California Municipal Money Market          2.97%                 3.01%
----------------------------------------- ------------------- ------------------

Non-Money Market Fund Yields
(30-day period ended August 31, 1998)

---------------------------------------------------- ---------------------------
Fund                                                          30-Day Yield
---------------------------------------------------- ---------------------------
California Limited-Term Tax-Free                        3.67%
California Intermediate-Term Tax-Free                   3.97%
California Long-Term Tax-Free                           4.64%
California High-Yield Municipal                         5.04%
California Insured Tax-Free                             4.55%
---------------------------------------------------- ---------------------------

For the money market funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

For the non-money market funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the fund's net investment income by its share price on the last day of the period according to the following formula:

YIELD = (2 [(a - b + 1)6 - 1])/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

The tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming all the funds' dividends are tax-exempt in California (which may not always be the case) and that your California taxes are fully deductible for federal income tax purposes, you can calculate your tax equivalent yield for the funds using the equation to the right.

Fund's Double Tax-Free Yield
----------------------------------------------      = Your Tax-Equivalent Yield
(100% - Federal Rate)(100% - California Rate)

Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Average Annual Total Returns
------------------------------- ----------- ----------- ----------- ------------
                                One-Year    Five-Years  Ten-Years   Life of Fund
Fund
------------------------------- ----------- ----------- ----------- ------------
Tax-Free Money Market(1)         3.17%       2.76%       3.64%       3.86%
Municipal Money Market(2)        3.15%       2.82%            --     3.12%
Limited-Term Tax-Free(3)         5.42%       4.52%            --     4.74%
Intermediate-Term Tax-Free(1)    7.39%       6.12%       6.67%       6.95%
Long-Term Tax-Free(1)            9.70%       7.27%       7.97%       8.48%
High-Yield Municipal Fund(4)    10.61%       7.76%       8.13%       6.70%
Insured Tax-Free(4)              9.25%       7.08%       7.91%       6.87%
------------------------------- ----------- ----------- ----------- ------------
(1) Commenced operations on November 9, 1983.
(2) Commenced operations on December 31, 1990.
(3) Commenced operations on June 1, 1992.
(4) Commenced operations on December 30, 1986.

In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

Financial Statements

The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations for the fiscal year ended August 31, 1998, and the Statements of Changes in Net Assets for the fiscal years ended August 31, 1997 and 1998, are included in the Annual Reports to shareholders for the fiscal year ended August 31, 1998. The report on the financial highlights for the fiscal years 1993, 1994, 1995 and 1996 are included in the Annual Reports to shareholders for the fiscal year ended August 31, 1996, Each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the back cover of this Statement of Additional Information.

Explanation of Fixed Income Securities Ratings

As described in the Prospectus, the funds may invest in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectus. The following is a summary of the rating categories referenced in the prospectus disclosure.


Bond Ratings
----------- ---------- ---------------------------------------------------------
   S&P       Moody's   Description
----------- ---------- ---------------------------------------------------------
   AAA        Aaa      These are the  highest  ratings  assigned  by S&P and
                       Moody's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

    AA        Aa       Debt rated in this  category is  considered  to have a
                       very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.

    A         A        Debt rated A has a strong  capacity to pay interest and
                       repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB        Baa      Debt rated  BBB/Baa is regarded as having an adequate
                       capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    BB        Ba       Debt rated BB/Ba has less near-term  vulnerability  to
                       default than other speculative issues.  However, it faces
                       major  ongoing   uncertainties  or  exposure  to  adverse
                       business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B           B      Debt rated B has a greater  vulnerability  to default but
                       currently has the capacity to meet interest  payments and
                       principal  repayments.  Adverse  business,  financial  or
                       economic   conditions  will  likely  impair  capacity  or
                       willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

   CCC        Caa      Debt  rated  CCC/Caa  has a  currently  identifiable
                       vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

    CC        Ca       The  rating  CC/Ca   typically  is  applied  to  debt
                       subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.

    C         C        The rating C typically is applied to debt  subordinated
                       to senior  debt,  which is  assigned an actual or implied
                       CCC-/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI          -      The rating CI is  reserved  for income  bonds on which no
                       interest is being paid.

    D           D      Debt rated D is in payment default. The D rating category
                       is used when interest payments or principal  payments are
                       not made on the date  due  even if the  applicable  grace
                       period has not  expired,  unless S&P  believes  that such
                       payments  will be made  during such grace  period.  The D
                       rating also will be used upon the filing of a  bankruptcy
                       petition if debt service payments are jeopardized.
----------- ---------- ---------------------------------------------------------

To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor's.

Commercial Paper Ratings
------------------------------------------------------------------------------------------------------------------------
S&P         Moody's          Description
----------- ---------------- -------------------------------------------------------------------------------------------
A-1         Prime-1          This indicates that the degree of safety regarding timely payment is strong. Standard &
            (P-1)            Poor's rates those issues determined to possess extremely strong safety characteristics as A-1+.

A-2         Prime-2          Capacity for timely payment on commercial paper is satisfactory, but the relative degree
            (P-2)            of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3         Prime-3          Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat
            (P-3)            more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
----------- ---------------- -------------------------------------------------------------------------------------------

Note Ratings
----------- ---------------- -------------------------------------------------------------------------------------------
S&P         Moody's          Description
----------- ---------------- -------------------------------------------------------------------------------------------
SP-1        MIG-1; VMIG-1    Notes  are of the  highest  quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

SP-2        MIG-2; VMIG-2    Notes are of  high quality, with margins of protection ample, although not so large as in the preceding group.

SP-3        MIG-3; VMIG-3    Notes are of favorable quality, with all security elements accounted for, but lacking the  undeniable  strength of the preceding  grades.  Market access for refinancing, in particular, is likely to be less well established.

SP-4        MIG-4; VMIG-4    Notes  are  of  adequate  quality, carrying specific risk but having protection and not distinctly or predominantly speculative.
----------- ---------------- -------------------------------------------------------------------------------------------

Quality of Portfolio Securities Held by the Non-Money Market Funds

The table below provides a summary of ratings assigned to obligations held by each of the non-money market funds. These figures are dollar-weighted averages of month-end holdings during fiscal 1998, presented as a percentage of total investments. For obligations with different ratings assigned by different rating agencies, the highest rating assigned is the one relied upon to create this table. The percentages are historical and are not necessarily indicative of current or future portfolio holdings, which may vary in quality.

------------------------------------------------ ------------- ------------- ------------- ------------- ---------------
                                                                                                         Non-Investment
                                                   Aaa/AAA        Aa/AA           A          Baa/BBB         Grade
------------------------------------------------ ------------- ------------- ------------- ------------- ---------------
California Limited-Term Tax-Free                     65%           14%           21%            -             -
California Intermediate-Term Tax-Free                69%           14%           17%            -             -
California Long-Term Tax-Free                        47%           15%           38%            -             -
California High-Yield Municipal                      23%            2%           27%           16%           32%
------------------------------------------------ ------------- ------------- ------------- ------------- ---------------



More information about the funds is contained in the funds' annual and semiannual reports. These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent six-month fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that it is legally part of this SAI.

* You can get the annual and semiannual reports for free and ask any questions about the funds by contacting us at one of the addresses or phone numbers listed below.

American Century Investments
P.O. Box 419200
Kansas City, Missouri  64141-6200

www.americancentury.com

Investor Services
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Institutional, Corporate, Keogh, SEP/SARSEP, SIMPLE and 403(b) Services 1-800-345-3533

Telecommunications Device for Deaf
1-800-634-4113 or 816-444-3485

Fax
816-340-7962

*    If you own or are considering purchasing fund shares through

     *    an employer-sponsored retirement plan
     *    a bank
     *    a broker-dealer
     *    an insurance company
     *    another financial intermediary

     you can get the annual and semiannual reports directly from them.


*    You can also get information about the funds from the SEC.

     * In person. Go to the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information about location and hours of operation.

     *    On the internet. Go to www.sec.gov.

     * By mail. Write to Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009. The SEC will charge a fee for copying the documents you request.

Investment Company Act File No. 811-XXXX

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


1933 Act Post-Effective Amendment No. 26
1940 Act Amendment No. 30
--------------------------------------------------------------------------------

PART C   OTHER INFORMATION

ITEM 23  EXHIBITS (All exhibits not filed herewith are being incorporated herein by reference.)

         (1) (a)Amended Declaration of Trust dated May 31, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement on October 27, 1995, Accession #717316-95-000007).

                  (b)Amendment to the Declaration of Trust (filed electronically as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement on December 15, 1997, Accession #717316-97-000012).

         (2) Amended and Restated Bylaws dated May 17, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement on October 27, 1995, Accession # 717316-95-000007).

         (3)      Not applicable.

         (4) Investor Class Management Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

         (5) (a)Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc. dated as of August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

                  (b)Amendment No. 1 to Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc., dated June 1, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement of American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

         (6)      Not applicable.

         (7) Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 to the Registration Statement of the American Century Government Income Trust on February 7, 1997, Accession #773674-97-000002).

         (8) (a)Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated August 1, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

                  (b)Amendment to Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated June 29, 1998 (filed electronically as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement of American Century Quantitative Equity Funds on June 29, 1998, Accession #827060-98-000010).

         (9)      Opinion and consent of counsel is included herein.

         (10)     (a)Consent  of  Pricewaterhouse   Coopers,   LLP,  independent
                  auditors to be filed by amendment.

                  (b)Consent of KPMG Peat Marwick, LLP, independent auditors to be filed by amendment.

                  (c)Power of Attorney dated July 9, 1998, is included herein.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     (a)FDS - California Tax-Free Money Market Fund.

                  (b)FDS - California Municipal Money Market Fund.

                  (c)FDS - California Intermediate-Term Tax-Free Fund.

                  (d)FDS - California Long-Term Tax-Free Fund.

                  (e)FDS - California High-Yield Municipal Fund.

                  (f)FDS - California Insured Tax-Free Fund.

                  (g)FDS - California Limited-Term Tax-Free Fund.

         (15)     Not applicable.


Item 24. Persons Controlled by or Under Control with Registrant.

         None.

Item 25. Indemnification.

         As stated in Article VII, Section 3 of the Declaration of Trust, incorporated herein by reference to Exhibit 1 to the Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Trustees."

         Registrant hereby incorporates by reference, as though set forth fully herein, Article VI of the Registrant's Bylaws, amended on May 17, 1995, appearing as Exhibit 2 to Post-Effective Amendment No. 23.

Item 26. Business and Other Connections of Investment Advisor.

         American Century Investment Management, Inc., the investment advisor to each of the Registrant's funds, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

Item 27. Principal Underwriters.

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          BJB Investment Funds
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          Founders Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          JPM Series Trust
          JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Kobrick-Cendant Investment Trust
          Merrimac Series
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          National Investors Cash Management Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          St. Clair Funds, Inc.
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

         The   Distributor  is  registered  with  the  Securities  and  Exchange
         Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business          Positions and Offices with          Positions and Offices with
Address*                             Underwriter                         Registrant

Marie E. Connolly                    Director, President and Chief       none
                                     Executive Officer

George A. Rio                        Executive Vice President            President, Principal Executive
                                                                         and Principal Financial Officer

Donald R. Roberson                   Executive Vice President            none

William S. Nichols                   Executive Vice President            none

Michael S. Petrucelli                Senior Vice President               none

Joseph F. Tower, III                 Director, Senior Vice President,    none
                                     Treasurer and Chief Financial
                                     Officer

Paula R. David                       Senior Vice President               none

Allen B. Closser                     Senior Vice President               none

Bernard A. Whalen                    Senior Vice President               none

William J. Nutt                      Director                            none
--------------------
* All addresses are 60 State Street, Suite 1300, Boston, Massachusetts 02109

         (c) Not applicable.

Item 29. Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
         Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Registrant, American Century Services Corporation and American Century Investment Management, Inc., all located at 4500 Main Street, Kansas City, Missouri 64111.

Item 30. Management Services.

         Not applicable.

Item 31. Undertakings.

         Registrant  undertakes  to furnish each person to whom a Prospectus  is
         delivered   with  a  copy  of  the   Registrant's   latest   report  to
         shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 26/Amendment No. 30 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and State of Missouri, on the 16th day of October, 1998. I hereby certify that this Amendment meets the requirements for immediate effectiveness pursuant to Rule 485(a).

                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


                     By:  /s/Patrick A. Looby
                          Patrick A. Looby
                          Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26/Amendment No. 30 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                                   Date
*                                    President, Principal Executive and            October 16, 1998
---------------------------------    Principal Financial Officer
George A. Rio

*                                    Vice President and Treasurer                  October 16, 1998
---------------------------------
Maryanne Roepke

*                                    Trustee                                       October 16, 1998
---------------------------------
James E. Stowers III

*                                    Trustee                                       October 16, 1998
---------------------------------
William M. Lyons

*                                    Trustee                                       October 16, 1998
---------------------------------
Albert A. Eisenstat

*                                    Trustee                                       October 16, 1998
---------------------------------
Ronald J. Gilson

*                                    Trustee                                       October 16, 1998
---------------------------------
Myron S. Scholes

*                                    Trustee                                       October 16, 1998
---------------------------------
Kenneth E. Scott

*                                    Trustee                                       October 16, 1998
---------------------------------
Isaac Stein

*                                    Trustee                                       October 16, 1998
---------------------------------
Jeanne D. Wohlers

/s/Patrick a. Looby
*by Patrick a. Looby, Attorney in Fact (pursuant to a Power of Attorney dated July 9, 1998).